                                                                   Exhibit 10.28

                               SECURITY AGREEMENT

       SECURITY AGREEMENT, dated as of November 15, 2006, by and among the
Grantors identified as such on the signature pages hereof (each a "GRANTOR" and collectively the "GRANTORS") and GENERAL ELECTRIC CAPITAL CORPORATION, a
Delaware corporation, individually and in its capacity as Agent for Lenders.

                               W I T N E S S T H:
                               - - - - - - - - -

       WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof by and among RadNet Management, Inc. ("BORROWER"), the other Grantors,
Agent and Lenders (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the
"CREDIT AGREEMENT"), Lenders have agreed to make the Loans and to incur Letter of Credit Obligations on behalf of Borrower;

       WHEREAS, in order to induce Agent and Lenders to enter into the Credit
Agreement and other Loan Documents and to induce Lenders to make the Loans and to incur Letter of Credit Obligations as provided for in the Credit Agreement,
Grantors have agreed to grant a continuing Lien on the Collateral (as hereinafter defined) to secure the Obligations;

       NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       1.     DEFINED TERMS.

       (a)    All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in ANNEX A thereto. All other terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein.

       (b)    "Uniform Commercial Code jurisdiction" means any jurisdiction that has adopted all or substantially all of Article 9 as contained in the 2005
Official Text of the Uniform Commercial Code, as recommended by the National
Conference of Commissioners on Uniform State Laws and the American Law
Institute, together with any subsequent amendments or modifications to the
Official Text.

       2.     GRANT OF LIEN.

       (a)    To secure the prompt and complete payment, performance and observance of all of the Obligations, each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Agent, for itself and the benefit of Lenders, a Lien upon all of its right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the
"Collateral"), including:

              (i)    all Accounts;

              (ii)   all Chattel Paper;

              (iii)  all Documents;

              (iv)   all General Intangibles (including payment intangibles and
       Software);

              (v)    all Goods (including Inventory, Equipment and Fixtures);

              (vi)   all Instruments;

              (vii)  all Investment Property;

              (viii) all bank accounts and all deposits therein;

              (ix)   all money, cash or cash equivalents of any Grantor;

              (x)    all Supporting Obligations and Letter-of-Credit Rights of
       any Grantor;

              (xi)   the commercial tort claims listed on SCHEDULE I; and

              (xii)  to the extent not otherwise included, all Proceeds, tort claims, insurance claims and other rights to payments not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

Notwithstanding the foregoing, the following property of Radiologix, Inc. is excluded from the Collateral; the deposit account (and all funds and investments therein) maintained at U.S. Bank, National Association and identified as account number 22100381, to the extent that such deposit account is funded on the
Closing Date with proceeds of Loans for the purpose of effecting a covenant defeasance of Radiologix, Inc.'s 10.5% Senior Notes due December 15, 2008 and a
subsequent redemption of such Senior Notes on or prior to December 15, 2006.

       (b)    In addition, to secure the prompt and complete payment,
performance and observance of the Obligations and in order to induce Agent and
Lenders as aforesaid, each Grantor hereby grants to Agent, for itself and the benefit of Lenders, a right of setoff against the property of such Grantor held by Agent or any Lender, consisting of property described above in SECTION 2(A)
now or hereafter in the possession or custody of or in transit to Agent or any
Lender, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power.

       3.     AGENT'S AND LENDERS' RIGHTS: LIMITATIONS ON AGENT'S AND LENDERS'
OBLIGATIONS.

       (a)    It is expressly agreed by Grantors that, anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of its
Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither Agent nor any
Lender shall have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting herein of a
Lien thereon or the receipt by Agent or any Lender of any payment relating to any Contract or License pursuant hereto. Neither Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

       (b)    Agent may at any time after an Event of Default has occurred and is continuing without prior notice to any Grantor, notify Account Debtors and other Persons obligated on the Collateral that Agent has a security interest therein, and that payments shall be made directly to Agent. Once any such notice has been given to any Account Debtor or other Person obligated on the
Collateral, the affected Grantor shall not give any contrary instructions to such Account Debtor or other Person without Agent's prior written consent.

       (c)    Agent may at any time in Agent's own name, in the name of a nominee of Agent or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with Account Debtors, parties to Contracts and obligors in respect of Instruments to verify with such Persons, to Agent's satisfaction, the existence, amount terms of, and any other matter relating to, Accounts,
Instruments, Chattel Paper and/or payment intangibles.

       4.     REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants that:

       (a)    Each Grantor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder free and clear of any and all Liens other than Permitted Encumbrances.

       (b)    No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by any Grantor in favor of Agent pursuant to this
Security Agreement or the other Loan Documents, and (ii) in connection with any other Permitted Encumbrances.

       (c)    This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements listed on SCHEDULE II hereto, a perfected Lien in favor of Agent, for itself and the benefit of Lenders, on the Collateral with respect to which a Lien may be perfected by filing pursuant to the Code. Such Lien is prior to all other Liens, except Permitted Encumbrances that would be prior to Liens in favor of Agent for the benefit of Agent and Lenders as a matter of law, and is enforceable as such as against any and all creditors of and purchasers from any Grantor (other than purchasers and lessees of Inventory in the ordinary course of business and non-exclusive licensees of General Intangibles in the ordinary course of business). All action by any Grantor necessary or desirable to protect and perfect such Lien on each item of the Collateral has been duly taken.

       (d)    SCHEDULE III hereto lists all Instruments, Letter of Credit Rights and Chattel Paper of each Grantor. All action by any Grantor necessary or desirable to protect and perfect the Lien of Agent on each item set forth on
SCHEDULE III (including the delivery of all originals thereof to Agent and the legending of all Chattel Paper as required by SECTION 5(B) hereof) has been duly taken. The Lien of Agent, for the benefit of Agent and Lenders, on the
Collateral listed on SCHEDULE III hereto is prior to all other Liens, except
Permitted Encumbrances that would be prior to the Liens in favor of Agent as a matter of law, and is enforceable as such against any and all creditors of and purchasers from any Grantor.

       (e)    Each Grantor's name as it appears in official filings in the state of its incorporation or other organization, the type of entity of each Grantor
(including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by each Grantor's state of incorporation or organization or a statement that no such number has been issued, each Grantor's state of organization or incorporation, the location of each Grantor's chief executive office, principal place of business, offices, all warehouses and premises where Collateral is stored or located, and the locations of its books and records concerning the Collateral are set forth on SCHEDULE
IV-A through SCHEDULE IV-Z, respectively, hereto. Each Grantor has only one state of incorporation or organization.

       (f)    With respect to the Accounts (i) they represent bona fide sales of
Inventory or rendering of services to Account Debtors in the ordinary course of each Grantor's business and are not evidenced by a judgment, Instrument or
Chattel Paper; (ii) there are no setoffs, claims or disputes existing or asserted with respect thereto and no Grantor has made any agreement with any
Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account
Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by such Grantor in the ordinary course of its business for prompt payment and disclosed to Agent; (iii) to each Grantor's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on any Grantor's books and records and any invoices and statements delivered to Agent and Lenders with respect thereto; (iv) no
Grantor has received any notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any adverse change in such Account Debtor's financial condition; and (v) no Grantor has knowledge that any Account Debtor is unable generally to pay its debts as they become due.
Further with respect to the Accounts (x) the amounts shown on all invoices and statements which may be delivered to the Agent with respect thereto are actually and absolutely owing to such Grantor as indicated thereon and are not in any way contingent; (y) no payments have been or shall be made thereon except payments immediately delivered to the applicable Blocked Accounts or the Agent as required pursuant to the terms of the Credit Agreement; and (z) to each
Grantor's knowledge, all Account Debtors have the capacity to contract.

       (g)    Intentionally Omitted.

       (h)    No Grantor has any interest in, or title to, any Patent, Trademark or Copyright except as set forth in SCHEDULE V hereto. This Security Agreement is effective to create a valid and continuing Lien on and, upon filing of the
Copyright Security Agreements with the United States Copyright Office and filing of the Patent Security Agreements and the Trademark Security Agreements with the
United State Patent and Trademark Office, perfected Liens in favor of Agent on each Grantor' s Patents, Trademarks and Copyrights and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from any
Grantor. Upon filing of the Copyright Security Agreements with the United States
Copyright Office and filing of the Patent Security Agreements and the Trademark
Security Agreements with the United State Patent and Trademark Office and the filing of appropriate financing statements listed on SCHEDULE II hereto, all action necessary or desirable to protect and perfect Agent's Lien on each
Grantor's Patents, Trademarks or Copyrights shall have been duly taken.

       (i)    All motor vehicles owned by each Grantor are listed on SCHEDULE VI hereto, by model, model year and vehicle identification number ("VIN").

       5.     COVENANTS. Each Grantor covenants and agrees with Agent, for the benefit of Agent and Lenders, that from and after the date of this Security
Agreement and until the Termination Date:

       (a)    FURTHER ASSURANCES: PLEDGE OF INSTRUMENTS; CHATTEL PAPER.

              (i)    At any time and from time to time, upon the written request of Agent and at the sole expense of Grantors, each Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Agent may deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (A) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Agent of any License or Contract held by such Grantor and to enforce the security interests granted hereunder; and (B) filing any financing or continuation statements under the Code with respect to the Liens granted hereunder or under any other Loan Document as to those jurisdictions that are not Uniform Commercial Code jurisdictions.

              (ii)   Unless Agent shall otherwise consent in writing (which
       consent may be revoked), each Grantor shall deliver to Agent all
       Collateral consisting of negotiable Documents, certificated securities,
       Chattel Paper and Instruments (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank) promptly after such Credit Party receives the same.

              (iii)  Each Grantor shall, in accordance with the terms of the
       Credit Agreement, obtain or use its best efforts to obtain waivers or subordinations of Liens from landlords and mortgagees, and each Credit
       Party shall in all instances obtain signed acknowledgements of Agent's
       Liens from bailees having possession of any Grantor's Goods that they hold for the benefit of Agent.

              (iv)   If required by the terms of the Credit Agreement and not
       waived by Agent in writing (which waiver may be revoked), each Grantor shall obtain authenticated Control Letters from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor.

              (v)    In accordance with Annex C to the Credit Agreement, each
       Grantor shall obtain a blocked account, lockbox or similar agreement with each bank or financial institution holding a Deposit Account for such
       Grantor.

              (vi)   Each Grantor that is or becomes the beneficiary of a letter of credit shall promptly, and in any event within two (2) Business Days after becoming a beneficiary, notify Agent thereof and enter into a tri-party agreement with Agent and the issuer and/or confirmation bank with respect to Letter-of-Credit Rights assigning such Letter-of-Credit
       Rights to Agent and directing all payments thereunder to an account of
       Agent's choice, all in form and substance reasonably satisfactory to
       Agent.

              (vii)  Each Grantor shall take all steps necessary to grant the
       Agent control of all electronic chattel paper in accordance with the Code and all "transferable records" as defined in each of the Uniform
       Electronic Transactions Act and the Electronic Signatures in Global and
       National Commerce Act.

              (viii) Each Grantor hereby irrevocably authorizes the Agent at any time and from time to time to file in any filing office in any Uniform
       Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of
       Article 9 of the Code or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the
       Collateral relates. Each Grantor agrees to furnish any such information to the Agent promptly upon request. Each Grantor also ratifies its authorization for the Agent to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

              (ix)   Each Grantor shall promptly, and in any event within two
       (2) Business Days after the same is acquired by it, notify Agent of any commercial tort claim (as defined in the Code) acquired by it and unless otherwise consented by Agent, such Grantor shall enter into a supplement to this Security Agreement, granting to Agent a Lien in such commercial tort claim.

       (b)    MAINTENANCE OF RECORDS. Grantors shall keep and maintain, at their own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the
Collateral. Grantors shall mark their books and records pertaining to the
Collateral to evidence this Security Agreement and the Liens granted hereby. If any Grantor retains possession of any Chattel Paper or Instruments with Agent's consent, such Chattel Paper and Instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of General Electric Capital Corporation, as
Agent, for the benefit of Agent and certain Lenders."

       (c)    COVENANTS REGARDING PATENT, TRADEMARK AND COPYRIGHT COLLATERAL.

              (i)    Grantors shall notify Agent immediately if they know or
       have reason to know that any application or registration relating to any
       Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development
       (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the
       United States Copyright Office or any court) regarding any Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

              (ii)   In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States
       Patent and Trademark Office, the United States Copyright Office or any
       similar office or agency without giving Agent prior written notice thereof, and, upon request of Agent, Grantor shall execute and deliver any and all Patent Security Agreements, Copyright Security Agreements or
       Trademark Security Agreements as Agent may request to evidence Agent's
       Lien on such Patent, Trademark or Copyright, and the General Intangibles
       of such Grantor relating thereto or represented thereby.

              (iii)  Grantors shall take all actions necessary or requested by
       Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents,
       Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless the applicable Grantor shall determine that such
       Patent, Trademark or Copyright is not material to the conduct of its business.

              (iv)   In the event that any of the Patent, Trademark or Copyright
       Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall comply with Section 5(a)(ix) of this Security
       Agreement. Such Grantor shall, unless such Grantor shall reasonably determine that such Patent, Trademark or Copyright Collateral is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Agent shall deem appropriate under the circumstances to protect such Patent, Trademark or Copyright Collateral.

       (d)    INDEMNIFICATION. In any suit, proceeding or action brought by
Agent or any Lender relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, each Grantor will save, indemnify and keep Agent and Lenders harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the
Collateral, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except in the case of Agent or any Lender, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of
Agent or such Lender as finally determined by a court of competent jurisdiction.
All such obligations of Grantors shall be and remain enforceable against and only against Grantors and shall not be enforceable against Agent or any Lender.

       (e)    COMPLIANCE WITH TERMS OF ACCOUNTS, ETC. In all material respects, each Grantor will perform and comply with all obligations in respect of the
Collateral and all other agreements to which it is a party or by which it is bound relating to the Collateral.

       (f)    LIMITATION ON LIENS ON COLLATERAL. No Grantor will create, permit or suffer to exist, and each Grantor will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Encumbrances, and will defend the right, title and interest of
Agent and Lenders in and to any of such Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever.

       (g)    LIMITATIONS ON DISPOSITION. No Grantor will sell, license, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so except as permitted by the Credit Agreement.

       (h)    FURTHER IDENTIFICATION OF COLLATERAL. Grantors will, if so requested by Agent, furnish to Agent, as often as Agent requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in such detail as Agent may specify.

       (i)    NOTICES. Grantors will advise Agent promptly, in reasonable detail, (i) of any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the
Collateral or on the Liens created hereunder or under any other Loan Document.

       (j)    GOOD STANDING CERTIFICATES. Not less frequently than once during each calendar year, each Grantor shall, unless Agent shall otherwise consent, provide to Agent a certificate of good standing from its state of incorporation or organization.

       (k)    NO REINCORPORATION. Without limiting the prohibitions on mergers involving the Grantors contained in the Credit Agreement, no Grantor shall reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof without the prior written consent of Agent.

       (l)    TERMINATIONS; AMENDMENTS NOT AUTHORIZED. Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Agent and agrees that it will not do so without the prior written consent of Agent, subject to such Grantor's rights under Section
9-509(d)(2) of the Code.

       (m)    AUTHORIZED TERMINATIONS. Agent will promptly deliver to each
Grantor for filing or authorize each Grantor to prepare and file termination statements and releases in accordance with SECTION 9.20 of the Credit Agreement.

       6.     AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

       On the Closing Date each Grantor shall execute and deliver to Agent a power of attorney (the "POWER OF ATTORNEY") substantially in the form attached hereto as Exhibit A. The power of attorney granted pursuant to the Power of
Attorney is a power coupled with an interest and shall be irrevocable until the
Termination Date. The powers conferred on Agent, for the benefit of Agent and
Lenders, under the Power of Attorney are solely to protect Agent's interests
(for the benefit of Agent and Lenders) in the Collateral and shall not impose any duty upon Agent or any Lender to exercise any such powers. Agent agrees that
(a) except for the powers granted in clause (h) of the Power of Attorney, it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Agent shall account for any moneys received by Agent in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that none of Agent or any Lender shall have any duty as to any Collateral, and Agent and
Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers. NONE OF AGENT, LENDERS OR THEIR
RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES
SHALL BE RESPONSIBLE TO ANY GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY
POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY
TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A
COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR
CONSEQUENTIAL DAMAGES.

       7.     REMEDIES: RIGHTS UPON DEFAULT.

       (a)    In addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Agent may exercise all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of such Grantor where any
Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on Agent's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral
(or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Agent or any Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Agent and Lenders, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Agent shall have the right to conduct such sales on any Grantor's premises or elsewhere and shall have the right to use any Grantor's premises without charge for such time or times as Agent deems necessary or advisable.

       If any Event of Default shall have occurred and be continued, each
Grantor further agrees, at Agent's request, to assemble the Collateral and make it available to Agent at a place or places designated by Agent which are reasonably convenient to Agent and such Grantor, whether at such Grantor's premises or elsewhere. Until Agent is able to effect a sale, lease, or other disposition of Collateral, Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Agent. Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to Collateral while Collateral is in the possession of Agent. Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Agent's remedies (for the benefit of Agent and Lenders), with respect to such appointment without prior notice or hearing as to such appointment. Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by Agent of any other amount required by any provision of law, need Agent account for the surplus, if any, to any Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Agent or any Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) days prior notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys' fees and other expenses incurred by Agent or any Lender to collect such deficiency.

       (b)    Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security
Agreement or any Collateral.

                                       10

       (c)    To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Agent (i) to fail to incur expenses reasonably deemed significant by the Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account
Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against
Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of such Collateral,
(vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii)
to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets,
(ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment,
(xi) to purchase insurance or credit enhancements to insure the Agent against risks of loss, collection or disposition of Collateral or to provide to the
Agent a guaranteed return from the collection or disposition of Collateral, or
(xii) to the extent deemed appropriate by the Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral. Each
Grantor acknowledges that the purpose of this Section 7(c) is to provide non-exhaustive indications of what actions or omissions by the Agent would not be commercially unreasonable in the Agent's exercise of remedies against the
Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this
Section 7(c). Without limitation upon the foregoing, nothing contained in this
Section 7(c) shall be construed to grant any rights to any Grantor or to impose any duties on Agent that would not have been granted or imposed by this Security
Agreement or by applicable law in the absence of this Section 7(c).

       (d)    Neither the Agent nor the Lenders shall be required to make any demand upon, or pursue or exhaust any of their rights or remedies against, any
Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof. Neither the Agent nor the Lenders shall be required to marshal the Collateral or any guarantee of the Obligations or to resort to the
Collateral or any such guarantee in any particular order, and all of its and their rights hereunder or under any other Loan Document shall be cumulative. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Agent or any Lender, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this
Security Agreement, or otherwise.

                                       11

       8.     GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY COLLATERAL. For the
purpose of enabling Agent to exercise rights and remedies under SECTION 7 hereof
(including, without limiting the terms of SECTION 7 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Agent, for the benefit of Agent and Lenders, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual
Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

       9.     LIMITATION ON AGENT'S AND LENDERS' DUTY IN RESPECT OF COLLATERAL.
Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Neither Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

       10.    REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any
Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the
Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

       11.    NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security
Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

       12.    SEVERABILITY. Whenever possible, each provision of this Security
Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security
Agreement. This Security Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of Agent, Lenders and
Grantors with respect to the matters referred to herein and therein.

                                       12

       13.    NO WAIVER; CUMULATIVE REMEDIES. Neither Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of
Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Agent and
Grantors.

       14.    LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

       15.    TERMINATION OF THIS SECURITY AGREEMENT. Subject to SECTION 10
hereof, this Security Agreement shall terminate upon the Termination Date.

       16.    SUCCESSORS AND ASSIGNS. This Security Agreement and all
obligations of Grantors hereunder shall be binding upon the successors and assigns of each Grantor (including any debtor-in-possession on behalf of such
Grantor) and shall, together with the rights and remedies of Agent, for the benefit of Agent and Lenders, hereunder, inure to the benefit of Agent and
Lenders, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Agent, for the benefit of
Agent and Lenders, hereunder. No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

       17.    COUNTERPARTS. This Security Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. This Security Agreement may be authenticated by manual signature, facsimile or, if approved in writing by Agent, electronic means, all of which shall be equally valid.

                                       13

       18.    GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF
THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION,
VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING
HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH,
THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN
THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH
GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN
NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION
TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GRANTORS, AGENT AND LENDERS
PERTAINING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO
ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE
OTHER LOAN DOCUMENTS, PROVIDED, THAT AGENT, LENDERS AND GRANTORS ACKNOWLEDGE
THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED
OUTSIDE OF NEW YORK COUNTY, AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT
SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER
LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER
SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN
FAVOR OF AGENT. EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH
JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GRANTOR
HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL
JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE
GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH
COURT. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND
OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH
SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED
MAIL ADDRESSED TO SUCH GRANTOR AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT
AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL
RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER
POSTAGE PREPAID.

       19.    WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH
COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN
EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL
LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES
ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH
APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF
THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO
TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE,
WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG AGENT, LENDERS, AND
GRANTORS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE
RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OF
THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

                                       14

       20.    SECTION TITLES. The Section titles contained in this Security
Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

       21.    NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security
Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

       22.    ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of SECTION 18 and SECTION 19, with its counsel.

       23.    BENEFIT OF LENDERS. All Liens granted or contemplated hereby shall be for the benefit of Agent, individually, and Lenders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the
Obligations in accordance with the terms of the Credit Agreement.

                            [Signature Page Follows]

                                       15

       IN WITNESS WHEREOF, each of the parties hereto has caused this Security
Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                         GRANTORS:

                                         RADNET MANAGEMENT, INC.

                                         By: /s/ Howard G. Berger
                                            ------------------------------------

                                         Name: Howard G. Berger, M.D.
                                              ----------------------------------

                                         Title: President
                                               ---------------------------------

                                         PRIMEDEX HEALTH SYSTEMS, INC.

                                         By: /s/ Howard G. Berger
                                            ------------------------------------

                                         Name: Howard G. Berger, M.D.
                                              ----------------------------------

                                         Title: President
                                               ---------------------------------

                                         BEVERLY RADIOLOGY MEDICAL GROUP, III

                                         BY: PRONET IMAGING MEDICAL GROUP, INC.,
                                         ITS GENERAL PARTNER

                                         By: /s/ Howard G. Berger
                                            ------------------------------------

                                         Name: Howard G. Berger, M.D.
                                              ----------------------------------

                                         Title: President
                                               ---------------------------------

                                         BY: BEVERLY RADIOLOGY MEDICAL GROUP,
                                         INC., ITS GENERAL PARTNER

                                         By: /s/ Howard G. Berger
                                            ------------------------------------

                                         Name: Howard G. Berger, M.D.
                                              ----------------------------------

                                         Title: President
                                               ---------------------------------

                     [Signature Page to Security Agreement]

                                         BEVERLY RADIOLOGY MEDICAL GROUP, INC.

                                         By: /s/ Howard G. Berger
                                            ------------------------------------

                                         Name: Howard G. Berger, M.D.
                                              ----------------------------------

                                         Title: President
                                               ---------------------------------

                                         PRONET IMAGING MEDICAL GROUP, INC.

                                         By: /s/ Howard G. Berger
                                            ------------------------------------

                                         Name: Howard G. Berger, M.D.
                                              ----------------------------------

                                         Title: President
                                               ---------------------------------

                                         RADNET SUB, INC.

                                         By: /s/ Howard G. Berger
                                            ------------------------------------

                                         Name: Howard G. Berger, M.D.
                                              ----------------------------------

                                         Title: President
                                               ---------------------------------

                                         SOCAL MR SITE MANAGEMENT, INC.

                                         By: /s/ Howard G. Berger
                                            ------------------------------------

                                         Name: Howard G. Berger, M.D.
                                              ----------------------------------

                                         Title: President
                                               ---------------------------------

                                         RADNET MANAGEMENT I, INC.

                                         By: /s/ Howard G. Berger
                                            ------------------------------------

                                         Name: Howard G. Berger, M.D.
                                              ----------------------------------

                                         Title: President
                                               ---------------------------------

                     [Signature Page to Security Agreement]

                                         RADNET MANAGEMENT II, INC.

                                         By: /s/ Howard G. Berger
                                            ------------------------------------

                                         Name: Howard G. Berger, M.D.
                                              ----------------------------------

                                         Title: President
                                               ---------------------------------

                                         RADNET MANAGED IMAGING SERVICES, INC.

                                         By: /s/ Howard G. Berger
                                            ------------------------------------

                                         Name: Howard G. Berger, M.D.
                                              ----------------------------------

                                         Title: President
                                               ---------------------------------

                                         DIAGNOSTIC IMAGING SERVICES, INC.

                                         By: /s/ Howard G. Berger
                                            ------------------------------------

                                         Name: Howard G. Berger, M.D.
                                              ----------------------------------

                                         Title: Chief Financial Officer
                                               ---------------------------------

                                         RADIOLOGIX, INC.

                                         By: /s/ Howard G. Berger
                                            ------------------------------------

                                         Name: Howard G. Berger, M.D.
                                              ----------------------------------

                                         Title: President
                                               ---------------------------------

                     [Signature Page to Security Agreement]

                                         ADVANCED IMAGING PARTNERS, INC.

                                         By: /s/ Howard G. Berger
                                            ------------------------------------

                                         Name: Howard G. Berger, M.D.
                                              ----------------------------------

                                         Title: President
                                               ---------------------------------

                                         IDE IMAGING PARTNERS, INC.

                                         By: /s/ Howard G. Berger
                                            ------------------------------------

                                         Name: Howard G. Berger, M.D.
                                              ----------------------------------

                                         Title: President
                                               ---------------------------------

                                         MID ROCKLAND IMAGING PARTNERS, INC.

                                         By: /s/ Howard G. Berger
                                            ------------------------------------

                                         Name: Howard G. Berger, M.D.
                                              ----------------------------------

                                         Title: President
                                               ---------------------------------

                                         PACIFIC IMAGING PARTNERS, INC.

                                         By: /s/ Howard G. Berger
                                            ------------------------------------

                                         Name: Howard G. Berger, M.D.
                                              ----------------------------------

                                         Title: President
                                               ---------------------------------

                                         QUESTAR IMAGING, INC.

                                         By: /s/ Howard G. Berger
                                            ------------------------------------

                                         Name: Howard G. Berger, M.D.
                                              ----------------------------------

                                         Title: President
                                               ---------------------------------

                     [Signature Page to Security Agreement]

                                         TREASURE COAST IMAGING PARTNERS, INC.

                                         By: /s/ Howard G. Berger
                                            ------------------------------------

                                         Name: Howard G. Berger, M.D.
                                              ----------------------------------

                                         Title: President
                                               ---------------------------------

                                         COMMUNITY IMAGING PARTNERS, INC.

                                         By: /s/ Howard G. Berger
                                            ------------------------------------

                                         Name: Howard G. Berger, M.D.
                                              ----------------------------------

                                         Title: President
                                               ---------------------------------

                                         RADIOLOGY AND NUCLEAR MEDICINE IMAGING
                                         PARTNERS, INC.

                                         By: /s/ Howard G. Berger
                                            ------------------------------------

                                         Name: Howard G. Berger, M.D.
                                              ----------------------------------

                                         Title: President
                                               ---------------------------------

                                         VALLEY IMAGING PARTNERS, INC.

                                         By: /s/ Howard G. Berger
                                            ------------------------------------

                                         Name: Howard G. Berger, M.D.
                                              ----------------------------------

                                         Title: President
                                               ---------------------------------

                                         QUESTAR DULUTH, INC.

                                         By: /s/ Howard G. Berger
                                            ------------------------------------

                                         Name: Howard G. Berger, M.D.
                                              ----------------------------------

                                         Title: President
                                               ---------------------------------

                     [Signature Page to Security Agreement]

                                         QUESTAR LOS ALAMITOS, INC.

                                         By: /s/ Howard G. Berger
                                            ------------------------------------

                                         Name: Howard G. Berger, M.D.
                                              ----------------------------------

                                         Title: President
                                               ---------------------------------

                                         QUESTAR VICTORVILLE, INC.

                                         By: /s/ Howard G. Berger
                                            ------------------------------------

                                         Name: Howard G. Berger, M.D.
                                              ----------------------------------

                                         Title: President
                                               ---------------------------------

                                         ROCKY MOUNTAIN OPENSCAN MRI, LLC

                                         By: /s/ Howard G. Berger
                                            ------------------------------------

                                         Name: Howard G. Berger, M.D.
                                              ----------------------------------

                                         Title: President
                                               ---------------------------------

                                         FRI, INC.

                                         By: /s/ Howard G. Berger
                                            ------------------------------------

                                         Name: Howard G. Berger, M.D.
                                              ----------------------------------

                                         Title: President
                                               ---------------------------------

                     [Signature Page to Security Agreement]

                                         GENERAL ELECTRIC CAPITAL CORPORATION,
                                         AS AGENT

                                         By: /s/ Andrew D. Moore
                                            ------------------------------------

                                         Name: Andrew D. Moore
                                              ----------------------------------

                                         Title: Duly Authorized Signatory
                                               ---------------------------------

                     [Signature Page to Security Agreement]

                                    EXHIBIT A

                                POWER OF ATTORNEY

       This Power of Attorney is executed and delivered by
______________________, a _____________________ corporation ("Grantor") to
General Electric Capital Corporation, a Delaware corporation (hereinafter referred to as "Attorney"), as Agent for the benefit of Agent and Lenders, under a Credit Agreement and a Security Agreement, both dated as of November 15, 2006, and other related documents (the "Loan Documents"). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocable waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by
Grantor without Attorney' s written consent.

       Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Loan Documents and, without limiting the generality of the foregoing, Grantor hereby grants to Attorney the power and right, on behalf of
Grantor, without notice to or assent by Grantor, and at any time, to do the following: (a) change the mailing address of Grantor, open a post office box on behalf of Grantor, open mail for Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Grantor; (b) effect any repairs to any asset of Grantor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Grantor or its property;
(d) defend any suit, action or proceeding brought against Grantor if Grantor does not defend such suit, action or proceeding or if Attorney believes that
Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Grantor whenever payable and to enforce any other right in respect of Grantor's property; (f)

 cause the certified public accountants then engaged by Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports: (1) a reconciliation of all accounts, (2) an aging of all accounts, (3) trial balances, (4) test verifications of such accounts as Attorney may request, and (5) the results of each physical verification of inventory; (g) communicate in its own name with any party to any
Contract with regard to the assignment of the right, title and interest of such
Grantor in and under the Contracts and other matters relating thereto; (h) to file such financing statements with respect to the Security Agreement, with or without Grantor's signature, or to file a photocopy of the Security Agreement in substitution for a financing statement, as the Agent may deem appropriate and to execute in Grantor's name such financing statements and amendments thereto and continuation statements which may require the Grantor's signature; and (i)
execute, in connection with any sale provided for in any Loan Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Grantor for all purposes, and to do, at Attorney's option and Grantor's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon Grantor's property or assets and
Attorney's Liens thereon, all as fully and effectively as Grantor might do.
Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor, and
Grantor has caused its seal to be affixed pursuant to the authority of its board of directors this ______ day of _________, 2006.

                                         [               GRANTOR               ]
                                          -------------------------------------

                                         By:
                                             ----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                                -------------------------------

                            NOTARY PUBLIC CERTIFICATE
                            -------------------------

       On this _____ day of ______________, 2006, [officer's name] who is personally known to me appeared before me in his/her capacity as the [title] of
[Grantor] ("Grantor") and executed on behalf of Grantor the Power of Attorney in favor of General Electric Capital Corporation to which this Certificate is attached.

                                             -----------------------------------
                                             Notary Public

SCHEDULE I

to

SECURITY AGREEMENT

COMMERCIAL TORT CLAIMS

NONE

SCHEDULE II

to

SECURITY AGREEMENT

FILING JURISDICTIONS

Credit party	Jurisdiction of Organization
Primedex Health Systems, Inc.	New York
Diagnostic Imaging Services, Inc.	Delaware
Radnet Management, Inc.	California
Beverly Radiology Medical Group, Inc.	California
Pronet Imaging Medical Group, Inc.	California
Radnet Sub, Inc.	California
SoCal MR Site Management, Inc.	California
Radnet Management I, Inc.	California
Radnet Management II Inc.	California
Radnet Managed Imaging Services, Inc.	California
Beverly Radiology Medical Group, III	California
FRI, Inc.	California
Radiologix, Inc.	Delaware
Advanced Imaging Partners, Inc.	Delaware
Ide Imaging Partners, Inc.	Delaware
Mid Rockland Imaging Partners, Inc.	Delaware
Pacific Imaging Partners, Inc.	California
Questar Imaging, Inc.	Florida
Treasure Coast Imaging Partners, Inc.	Delaware
Community Imaging Partners, Inc.	Delaware
Radiology and Nuclear Medicine Imaging Partners, Inc.	Delaware
Valley Imaging Partners, Inc.	California
Questar Duluth, Inc.	Florida
Questar Los Alamitos, Inc.	Florida
Questar Victorville, Inc.	Florida
Rocky Mountain OpenScan MRI, LLC	Colorado

SCHEDULE III
to
SECURITY AGREEMENT

INSTRUMENTS
CHATTEL PAPER
AND
LETTER OF CREDIT RIGHTS

That certain Master Intercompany Subordinated Note dated as of November 15,2006 by and among the Credit Parties.

SCHEDULE IV-A
to
SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING RADNET MANAGEMENT, INC.'S COLLATERAL

I.	Grantor's official name: RadNet Management, Inc.

II.	Type of entity: Corporation

III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 1820757

IV.	State or Incorporation or Organization of RadNet Management, Inc.: California

V.	Chief Executive Office and principal place of business of RadNet Management, Inc.:

Howard G. Berger, M.D.
1510 Cotner Ave.
Los Angeles, CA 90025

VI.	Corporate Offices of RadNet Management, Inc.:1510 Cotner Ave.
Los Angeles, CA 90025

VII.	Warehouses: None

VIII.	Other Premises at which Collateral is Stored or Located: (see Attached)

IX .	Locations of Records Concerning Collateral:1510 Cotner Ave.
Los Angeles, CA 90025

RADNET MANAGEMENT. INC.

LOCATION LIST

Antelope Valley MRI Medical Clinic 43713 No. 20th Street West #6 Lancaster CA 93534 PH: (661) 949-8280 FX: (661) 942-1519 Site Mgr: Mike Buxton Reg Dir: Joan Brandehoff SLS: Julie Sassoon	Beverly Tower Wilshire Adv Imaging Center 8750 Wilshire Blvd #100 Beverly Hills CA 90211 PH: (310) 689-3100 FX: (310) 689-3130 Site/Reg Mgr: Susan Jordan SLS: Nicole Blaine	Beverly Tower Women·s Center 455 N. Roxbury Drive Beverly Hills CA 90210 PH: (310) 385-7747 FX; (310) 385-9144 Site Mgr: Jun Nicolas Reg Mgr: Susan Jordan SLS: Nicole Blaine	Burbank Advanced Imaging 10101 Riverside Drive Toluca Lake CA 91602 PH: (818) 762-2626 FX: (818) 762-0288 Sile Mgr: Carmen Cooper Reg Dir: Joan Brandehoff SLS: Julie Sassoon	Burbank Advanced Imaging –X-ray Center 3808 Riverside Drive #120 Burbank CA 91505 PH: (818) 842-5742 FX: (818) 842•1369 Site Mgr: Carmen Cooper Reg Dir: Joan Brandehoff SLS: Julie Sassoon
Camarillo Imaging
Center

3901 Las Posas Road, Ste 104
Camarillo CA 93010
PH: (805) 389-9657
FX: (805) 388-9707/389-3218
Site Mgr: Rosie Castaneda
Reg Mgr: Ryan Dyer
Reg. Dir. Joan Brandehoff
SLS: Carol Shearer

	Chino Valley MRI 5470 Jefferson Avenue Chino CA 91710 PH: (909) 464-8955 FX: (909) 465-9782 Site Mgr: Debbie Crocker Reg Dir: Joan Brandehoff SLS: Stacey Hunt	Corona Adv. Img. X-ray/Mammo/Ultrasound 802 Magnolia Ave., #205 Corona, CA 92879 PH: (951) 256-8686 FX; (951) 256-8685 Site Supvr: Jessica Dean Reg. Dir. Susan Moore SLS: Stacey Hunt	Desert Advaneed IMG - Bermuda Dunes 41-120 Washington, JFK 2nd Fl Bermuda Dunes CA 92201 PH: (760) 200-4168 FX: (760) 200-4387 Site Mgr: Suzette Castillo Reg Mgr: Merrelyn Alford SLS: Leslie Silva	Desert Advanced Imaging - Indio 81-880 Dr. Carreon Blvd #A-102 Indio CA 92201-5559 PH: (760) 863-3857 FX: (760) 863-5249 Site Mgr: Suzette Castillo Reg Mgr: Merrelyn Alford SLS: Leslie Silva
Desert Advanced Imaging• Palm Desert 72-855 Fred Waring Drive Palm Desert CA 92260 PH: (760) 837-1420 FX: (760) 836-0385 Site Mgr: Suzette Castillo Reg Mgr: Merrelyn Alford SLS: Leslie Silva	Desert Advanced Imaging - Palm Springs Satelite 275 N. El Cielo, Ste B1 Palm Springs CA 92262 PH: (760) 318-1934 FX: (760) 318-8637 Site Mgr: Teresa Ryan Reg Mgr: Merrelyn Alford SLS: Leslie Silva	Desert Advanced Imaging - Palm Springs 2601 E. Tahquitz Cyn Way Palm Springs CA 92262 PH: (760) 318-2980 FX: (760) 318-6975 Site Mgr: Teresa Ryan Reg Mgr: Merrelyn Alford SLS: Leslie Silva	Desert Advanced PET 1190 N. Indian Canyon. Ste E155 Palm Springs CA 92260 PH: (760) 318-2980 FX: (760)318-6975 Reg Mgr: Merrelyn Alford	DRI 79 Scripps Drive #100 Sacramento CA 95825 PH: (916) 921-1300 FX; (916) 921-1095 Site Mgr: Liz Engtand Reg Dir: Chris Gordon SLS: Jessica Neves
Emeryville Adv Img 6121 Hollis Street. #1 Emeryville CA 94608 PH: (510) 601-7979 FX: (510) 420-3484 Reg Op Mgr: Maria Thornton Reg Dir: Chris Gordon SLS:
Fresno Imaging Center
aka Thesta Advanced Imaging
6191 N. Thesta Ave.

Fresno. CA 93710
PH: (559) 447-2600

FX: (559) 436-5213
Site Mgr:
Reg Mgr: Julie Ferriera

Reg. Dir. Chris Gordon
SLS: Frances Mejias
		Grove Diagnostic Imaging 8283 Grove Avenue #101 Rancho Cucamonga CA 91730 PH: (909) 982-8638 FX: (909) 920-0640 Site Mgr: Shannon Urban Reg Dir: Joan Brandehoff SLS:	Grove Diagnostic Imaging - Haven 8599 Haven Avenue #101 Rancho Cucamonga CA 91730 PH: (909) 483-1296 FX: (909) 484-7930 Site Mgr: Shannon Urban Reg Dir: Joan Brandehoff SLS:	Healthcare Imaging Center 4334 Central Avenue Riverside CA 92506 PH: (951) 682-7580 FX: (951) 682-2143 (- 1580) Site Mgr: Kim Ross Reg Mgr: Susan Moore SLS: Leslie Chambers/M. Young
Healthcare Imaging Moreno Valley 11441 Heacock St. Ste E Moreno Valley CA 92557 PH: 951-571-0037 FX: 951-571-0042 Site Mgr: Kim Ross Reg Mgr: Susan Moore SLS:	Healthcare Img Cntr·- Yucaipa 34675 Yucaipa Blvd. Yucaipa CA 02399-4155 PH: (909) 790-9399* FX: (909) 790-8662 Site Mgr: Kim Ross Reg Mgr: Susan Moore SLS: *PrimeCare Moreno Valley phone	Irvine Advanced Imaging 35 Creek Rd. Irvine, CA 92604 PH: (949) 451-9151 FX: (949) 786-1588 Site Mgr: Christine Perry Reg Mgr: Mary Cexton SLS: Valerie Allaeddini	Lancaster Imaging 44725 Tenth St West #150 Lancaster CA 93534 PH: (661) 945-5855 FX: (661) 945-7568 Site Mgr: Mike Buxton Reg Dlr: Joan Brandehoff SLS: Julie Sassoon	Open MRI of Lancaster 44305 Lorimer Streel Ste 100 Lancaster CA 93534 PH: (661) 945-8642 FX: (661) 940-1580 Site Mgr: Mike Buxton Reg Dir: Joan Brandehoff SLS: Julie Sassoon

Loma Vista Imaging Center

N. Ashwood - Buenaventura

120 N. Ashwood Avenue
Ventura CA 93003
PH: (805) 650-4767
FX: (805) 650-4799
Site Mgr: Ryan Dyer
Reg Mgr: Ryan Dyer
Reg. Dir. Joan Brandehoff
SLS: Mark Serve

Loma Vista Imaging
Center
Loma Vista -
Buenaventura

888 S. Hill Road
Ventura CA 93003
PH: (805) 477-6181
FX: (805) 650-8669
Site Mgr: Ryan Dyer
Reg Mgr: Ryan Dyer
Reg. Dir. Joan Brandehoff
SLS: Mark Serve

Loma Vista Imaging
Center

Oxnard• Buenaventura

2200 E. Gonzales Road
Oxnard CA 93030
PH: (805) 988-8108
FX: (805) 485-0732
Site Mgr: Ryan Dyer
Reg Mgr: Ryan Dyer
Reg. Dir. Joan Brandehoff
SLS: Mark Serve

Loma Vista Imaging Center

Camarillo
2620 Las Posas Rd #2640
B/C
Camarillo CA 93010
PH: (805) 383-2133
FX: (805) 445-4654
Site Mgr: Ryan Dyer
Reg Mgr: Ryan Dyer
Reg. Dir. Joan Brandehoff
SLS: Mark Serve

Los Coyotes Imaging
3320 Los Coyotes Dgt, Ste
120
X-Ray Ste 112; Women's
Ste 260
Long Beach CA 90808
PH: (562) 627-0903
FX: (562) 627-0923
Site Mgr: Lynn Godinez
Reg Dir: Joan Brandehoff
SLS: Kelly Field

Los Coyotes Imaging Atlantic Avenue 2699 Atlantic Avenue Long Beach CA 90806 PH: (562) 981-7479 FX: (562) 490-7253 Site Mgr: Lynn Godinez	Los Coyotes Imaging Spring Street 6226 E. Spring St. #100 Long Beach CA 90815 PH: (562) 421-5640 FX: (562) 421-8049 Site Mgr: Lynn Godinez	MDI - Thousand Oaks (Medical Diagnostic Imaging) 300 Lombard Street Thousand Oaks CA 91360 PH: (805) 495-1220 FX: (805) 496-1790 Site Mgr: Susie Perez	MDI. - Westlake X-ray (Medical Diagnostic Imaging) 1240 S. Wesllake Blvd. Ste 111 Westlake Village CA 91361 PH: (805) 449-2562 FX: (805) 445-2581 Site Mgr: Susie Perez	MDI-Jensen Ct. (Medical Diagnostic Imaging) 110 Jensen Ct, Suite 1-A Thousand Oaks, CA 91360 PH: (805) 370-8111 FX: (805) 370-8118 Site Mgr: Susie Perez
Modesto Imaging Center 157 E. Coolidge Avenue Modesto CA 95350 PH: (209) 524-6800 FX: (209) 524-1286 Site Mgr: Tracy McLane Reg Op Mgr: Julie Ferreira Reg. Dir: Chris Gordon SLS: Mark Semone	Northridge Diagnostic Center 8227 Reseda Blvd Reseda CA 91335 PH: (818) 773-6500 FX: (818) 701-5936 Reg Mgr: Alexendria Cervantes Reg Dir: Joan Brandehoff SLS:	Northridge Diagnostic - Satellite 8327 Reseda Blvd Reseda CA 91324 PH: (818) 407-2643 FX: (818) 407-2646 Reg Mgr: Alexandria Cervantes Reg Dir: Joan Brandehoff SLS:	Orange Advanced Imaging 230 S. Main Street #101 Orange CA 92868 PH: (714) 978-2937 FX: (714) 978-2518 Site Mgr: Salvador Herrera Reg Mgr: Mary Cexton SLS: Andrew Turley/Gail Robinson	Orange Women·s Center 230 S. Main Street #205 Orange CA 92868 PH: (714) 978-2937 FX: (714) 978-7548 Site Mgr: Salvador Herrera Reg Mgr: Mary Cexton SLS: Gail Robinson
Orange Imaging Center 293 S. Main Street Orange CA 92868 PH: (714) 268-5400 FX: (714) 771-0701 Site Mgr: Lisa Gordon Reg Mgr. Mary Cexton SLS: Andrew Turley	Orange Imaging Anaheim X-Ray 6200 E. Canyon Rim Rd. #107C Anaheim Hills CA 92807 PH: (714) 974-0705 FX: (714) 974-0295 Site Mgr: Mary Cexton Reg Mgr: Mary Cexton SLS: Andrew Turley	Oxnard Imaging 1150 N. Ventura Road Oxnard CA 93030 PH: (805) 963-4838 FX: (805) 983-2816 Site Mgr: Paul Eul Reg Mgr: Ryan Dyer Reg. Dir. Joan Brandehoff SLS: Carol Shearer	Radnet Medical Imaging 3440 California St. San Francisco, CA 94118 PH: (415) 922-6767 FX: (415) 563-0468 Site Mgr: Cindy Fung Reg Mgr: Maria Thornton Reg Dir: Chris Gordon Reg Mgr/Mrk: Julie Ferriera
Rancho Bernardo Adv
img Cent
17065 Camino San
Bernardo

Building 400, Suite 100
San Diego CA 92127
PH: (858) 592-2369
FX: (858) 592-2653
Site Mgr: Richard
Goodwin
Reg Mgr: Susan Moore

SLS: Leslie Chambers

Redondo Imaging 2600 Redondo Avenue Long Beach CA 90806 PH: (562) 988-7357 PH: (562) 988-7341 Site Mgr: Lynn Godinez Reg Dir: Joan Brandehoff SLS: Kelly Field	San Francisco Open MRI 490 Post Street, Ste 323 San Francisco CA 94102 PH: (415) 956-2525 FX: (415) 217-4535 Site Mgr: Maria Thornton Reg Dir: Chris Gordon SLS: Deborah London	San Gabriel Valley MRI 740-A East Arrow Hy STE A Covina CA 91722 PH: (626) 966-1580 FX: (626) 967-7821 Site Supvr: Jackie Gutierrez Reg Dir: Joan Brandehoff SLS: Stacey Hunt
Santa Clarita Imaging
Center

24355 Lyons Avenue #150
Santa Clarita CA 91321
PH: (661) 255-9561
FX: (661) 255-9563
Site Mgr: Melissa Wallschlaeger
Reg Mgr: Alexandria Cervantes

Reg Dir: Joan Brandehoff
SLS: Julie Sassoon

Santa Clarita Imaging
Center

X-RayLyons
23928 Lyons Avenue
Newhall CA 91321
PH: (661) 255-9138

FX: (661) 255-9947
Site Mgr: Melissa Wallschlaeger
Reg Mgr: Alexandria Cervantes
Reg Dir: Joan Brandehoff
SLS: Julie Sassoon

Santa Rosa Imaging 3536 Mendocino Avenue #280 Santa Rosa CA 95403 PH: (707) 579-8226 PH: (707) 579-1457 Site Mgr: Cindy Muir Reg Dir: Chris Gordon SLS: Linda Blue	Stockton Diagnostic Imaging 2800 N. California St #4 & 6 Stockton CA 95204 PH: (209) 466-2738 FX: (209) 466-4825 Site Mgr: Ernie Velsaquez Reg Dir: Chris Gordon SLS: Lynn Storman	Tarzana Advanced Imaging Center 5536 Reseda Blvd Tarzana CA 91356 PH: (818) 344-9525 FX: (818) 344-7989 Site Mgr: Kasey Esparza Reg Dir: Joan Brandehoff SLS: Kasey Esparza/Elvira Young	Tarzana MRI Center 18360 Burbank Blvd Tarzana CA 91356 PH: (818) 774-9080 PH: (818) 774-9135 Site Mgr: Kasey Esparza Reg Dir: Joan Brandehoff SLS: Kasey Esparza
Temecula Valley
Advanced
Imaging Center -
Murrieta
25395 Hancock Ave, Ste

Murrieta CA 92592
PH: (951) 696-4230
FX: (951) 696-4240
Site Mgr: Kristen Neal
Reg Mgr: Susan Moore
SLS: Leslie Chambers/M
Young

Temecula Valley Imaging Center 27699 Jefferson Ave, Ste 110 Temecula CA 92590 PH: (951) 699-7161 FX: (951) 676-7287 Site Mgr: Kristen Neal Reg Mgr: Susan Moore SLS: Leslie Chambers/M Young	Temecula Valley Imaging - Wildomar 36243 Inland Valley Dr #10 Wildomar CA 92595 PH: (951) 461-0596 FX: (951) 461-0293 Site Mgr: Kristen Neal Reg Mgr: Susan Moore SLS: Leslie Chambers/M Young	Temecula Valley Imaging -Sun City 26926 Cherry Hills Blvd. #A Sun City CA 92586 PH: (951) 679-7476 FX: (951) 679-7310 Site Mgr: Kristen Neal Reg Mgr: Susan Moore SLS: Leslie Chambers/M Young	Vacaville Imaging 600 Nut Tree Road #110 Vacaville CA 95687 PH: (707) 452-7226 FX: (707) 452-8422 Site Mgr: Sandy Lawson Reg Dir: Chris Gordon SLS: Michele St. Ives	Vallejo Open MRI 155 Glen Cove F marina Rd #101 Vallejo CA 94591 PH: (707)644-1292 FX: (707)644-1362 Site Mgr: Maria Thornton Reg Dir: Chris Gordon SLS: Debra Schlee

Radiologix, Inc. Technical and Professional Service Locations

	Advanced Imaging Partners	Address	Suite	City	County	State	Zip	Sq. Footage	Lease Exp. Date	Notes	XRAY	MRI	CT	PET	NM	FLUORO	MAMMO	US	RADIO	DEXA	DIA	INTERS&I	INTER&RGCL
	Adminstrative Office	7253 Ambassador Road Route 7 Commerce Center, 9411		Baltimore	Baltimore	MD	21244	38,930	9/30/12
	Call Center	Philadelphia Road	Suite D	Baltimore	Baltimore	MD	21237	3,200	9/30/08
	Owned Imaging Centers
	Annapolis Imaging Center	888 Bastgate Rd.	101	Annapolis	Anne Arundel	MD	21401	10,718	12/31/12			x	x		x	x				x
	Chartwell	5135 Lark Brown Road	102	Eldridge	Howard	MD	21075	1,606	3/31/10		x
	Crain Towers	1600 Crain Hwy. S.	301	Glen Burrie	Ane Arundel	MD	21061	10,556	8/31/10			x	x				x	x	x
	Cross Roads	4801 Dorsey Hall Drive	101	Ellicott City	Howard	MD	21042	10,879	3/31/11			x	x		x	x	x	x	x	x
	Harford Imaging	104 Plumtree Road	106	Belair	Harford	MD	21015	7,525	12/31/10			x	x	Mobile	x	x	x	x	x	x
	North Arundel	203 Hospital Drive	100	Glen Burnie	Anne Arundel	MD	21061	15,744	12/31/09			x	x		x	x	x	x	x	x
	O’Dea	7505 Osler Drive	406	Towson	Baltimore	MD	21204	4,234	6/10/11							x	x	x	x	x
	Parry Hall	4211 Blakely Ave.	100	Baltimore	Baltimore	MD	21235	6,190	3/31/09				x				x	x	x
	Pomona Square	1700 Reistenstown Road	112	Baltimore	Baltimore	MD	21205	17,780	5/31/10			x	x		x	x	x	x	x	x
	Towson	515 Fairmont Avenue	100	Towson	Baltimore	MD	21285	5,974	4/30/08				x			x	x	x	x
10	Total
	Joint Venture Imaging Centers
	Advanced PET Imaging of Maryland	1700 Reisterstown Road	119	Baltimore	Baltimore	MD	21208	Incl. w/Pomona	5/31/10					x
	Carroll County – Eldersburg	1380 Progress Way	104	Eldersburg	Carroll	MD	21784	2,080	Month-to-Month	Lease of new space under negotiation							x	x	x	x
	Greater Baltimore – GBMC Pavillion	5701 North Charles Street	3103	Towson	Baltimore	MD	21204	5,649	3/31/10								x	x	x	x		x	x
	Imaging Center at St. Joseph Med. Ctr.	124 Sister Pierre Drive		Towson	Baltimore	MD	21206	6,500	2/28/11		x	x							x
	Carroll County – Dixon	291 Stoner Avenue	200	Westminster	Carroll	MD	21157	13,117	4/22/18		x	x		Mobile	x	x	x	x	x	x
	Magnetic Imaging of Baltimore	6715 North Charles Street	404	Baltimore	Batimore	MD	21204					x
	Health Systems Imaging, LLC	1576 Merritt Blvd.	1	Baltimore	Baltimore	MD	21224	4,483	6/30/07		x	x					x	x	x
	North Arundel PET Center, LLC	303 Hospital Drive – Tate Cancer Centre	302	Glen Burnie	Anne Arundel	MD	21061	2,679	2/28/11					x
	Greater Baltimore – Pavillion North I	6535 N. Charter Street	100	Baltimore	Baltimore	MD	21204	7,465	3/31/10				x					x	x
	Franklin Imaging, LLC – White Square	9105 Franklin Square Drive		Baltimore	Baltimore	MD	21237	5,300	12/31/06		x	x			x
	Franklin Imaging, LLC – Medical Arts	9101 Franklin Square Drive		Baltimore	Baltimore	MD	21237	17,069	Buildout + 10 yearsBuildout in process
11	Total
	Hospital Professional Imaging Services
	Carroll County General Hospital	200 Memorial Avenue		Westminster	Carroll	MD	21157
	Franklin Square Hospital	9000 Franklin Square Drive		Baltimore	Baltimore	MD	21237
	Greater Baltimore Medical Center	8701 North Charles Street		Towson	Baltimore	MD	21204
	Baltimore Washington Medical Center	301 Hospital Drive		Glen Burnie	Anne Arundel	MD	21061
	St. Agnes Hospital	900 Calton Avenue		Baltimore	Baltimore	MD	21229
	St. Joseph Hospital	7620 York Road		Towson	Baltimore	MD	21204
6	Total

Radiologix, Inc. Technical and Professional Service Locations

	Community Imaging Partners	Address	Suite	City	County	State	Zip	Sq. Footage	Lease Exp. Date	Notes	XRAY	MRI	CT	PET	NM	FLUORO	MAMMO	US	RADIO	DEXA	DIA	INTERS&I	INTER&RGCL
	Rockville Support Center	4110 Aspett Hill Road	200	Rockville	Montgomery	MD	20853	14,890	12/31/10
	Owned Imaging Centers
	Bethesda Imaging Center	10215 Fernwood Rd.	620	Bethesda	Montgomery	MD	20617	10,799	7/31/15			x	x		x	x	x	x	x	x
	Bowie Radiology Services	14999 Health Center Dr.	102	Bowie	Prince George’s	MD	20716	8,801	Month-to-Month	Extension under negotiation		x	x		x	x	x	x	x
	Clinton Imaging Center	9131 Piscataway Road	370	Clinton	Prince George’s	MD	20735	6,007	6/30/10			x	x		x	x	x	x	x	x
	Frederick Imaging Center	67 Thomas Jefferson Drive	4	Frederick	Frederick	MD	21702	11,824	6/30/20			x	x		x	x	x		x	x
	Germantown Imaging Center	20528 Boland Farm Road	110	Germantown	Montgomery	MD	20876	6,852	12/31/13			x	x			x	x	x	x	x
	Greenbelt Imaging Center	7501 Greenway Center Dr.	200	Greenbelt	Prince George’s	MD	20770	11,276	12/31/14			x	x			x	x	x	x	x
	International Drive Imaging Center	3801 International Dr.	103	Silver Spring	Montgomery	MD	20906	3,700	6/30/11								x	x	x	x
	Olney Imaging Center	18111 Prince Phillip Dr.	T-20	Olney	Montgomery	MD	20832	9,218	12/31/13			x	x	x	x	x	x	x	x	x
	White Oak Imaging Center	11120 New Hampshire Ave.	105	Silver Spring	Montgomery	MD	20904	8,312	6/30/08			x	x			x	x	x	x	x
9	Total
	Joint Ventured Imaging Centers
	MCMIC	18103 Prince Phillip Drive	Olney	Montgomery	MD	20832
1	Total
	Hospital Professionals Imaging Services
	Montgomery General Hospital	18103 Prince Phillip Drive	Olney	Montgomery	MD	20832
1	Total

Radiologix, Inc. Technical and Professional Service Locations

	IDE Imaging Partners	Address	Suite	City	County	State	Zip	Sq. Footage	Lease Exp. Date	Notes	XRAY	MRI	CT	PET	NM	FLUORO	MAMMO	US	RADIO	DEXA	DIA	INTERS&I	INTER&RGCL
	Adminstrative Office	7263 South Clinton Ave.		Rochester	Monroe	NY	14518	7,000	7/31/08
	Billing Office	1160 Phisford-Ventor Road		Pittsford		NY	14522	6,000	1/31/07
	Owned Imaging Centers
	Clinton Crossing	999 Senator Keeling Blvd.	100	Rochester	Monroe	NY	14618	21,474	10/2/13			x	x	x	x	x				x	x	x	x
	FF Thompson MRI	360 Parrish Street		Canadaique	Ontario	NY	14424	3,389	8/20/10			x
	1850 East Ridge Road	1850 East Ridge Road		Rochester	Monroe	NY	14622	5,021	10/1/11			x	x								x
	Linden Oaks	10 Hogan Drive	Bldg. A	Rochester	Monroe	NY	14625	7,618	12/14/14			x	x					x			x
	Park Ridge	1561 Long Pond Road	113	Rochester	Monroe	NY	14626	8,338	6/20/08			x	x			x		x			x	x	x
5	Total
	Other Remote Imaging Services
0	Total
	Hospital Professional Imaging Services
	Park Ridge Hospital	1555 Long Pond Road		Rochester	Monroe	NY	14626
1	Total

Radiologix, Inc. Technical and Professional Service Locations

	Pacific Imaging Partners	Address	Suite	City	County	State	Zip	Sq. Footage	Lease Exp. Date	Notes	XRAY	MRI	CT	PET	NM	FLUORO	MAMMO	US	RADIO	DEXA	DIA	INTERS&I	INTER&RGCL

	Owned Imaging Centers
	Concord	2600 Park Avenue	203	Concord	Contra Costa	CA	94570	4,312	5/31/08			x	x			x	x	x	x	x
	Oakland	3200 Telegraph Avenue		Oakland	Alameda	CA	94609	12,500	4/30/14			x		x				x
	Pleasanton	5720 Stoneridge Mall Road	290	Pleasanton	Alameda	CA	94588	4,227	7/31/08			x	x			x	x	x	x
	San Francisco	490 Post Street	323	San Fransisco	San Francisco	CA	94102	2,345	7/31/08				x			x	x	x	x	x
	San Leandro	2450 Washington Avenue	120	San Leandro	Alameda	CA	54577	6,454	5/31/08			x	x		x	x	x	x	x	x
	Tri City	2201 Walnut Avenue	150	Fremont	Alameda	CA	94588	8,595	8/21/15			x	x			x	x	x	x	x
	Walnut Creek	114 La Casa Via	100	Walnut Creek	Contra Costa	CA	94538	10,000	1/31/14			x	x	x	x	x	x	x	x	x
7	Total

Radiologix, Inc. Technical and Professional Service Locations

	Mild Rockland Imaging Partners	Address	Suite	City	County	State	Zip	Sq. Footage	Lease Exp. Date	Notes	XRAY	MRI	CT	PET	NM	FLUORO	MAMMO	US	RADIO	DEXA	DIA	INTERS&I	INTER&RGCL
	Administrative Office	18 Squadron Boulevard		New City	Rockland	NY	10956	34,100	7/31/05

	Owned Imaging Centers
	Central Imaging Associates	1234 Central Park Ave.		Yonkers	Westchester	NY	10704	3,055	5/31/06
	Kingston Diagnostic Center	167 Schwenk Drive		Kingston	Ulster	NY	12401	Not stated	12/31/07 Month-to-month with radiologist professional agreement with Nyack Hospital			x	x		x	x	x	x	x	x
	Hudson Valley PET / Nyack MRI (mobile PET)	160 N. Midland Ave.		Nyack	Rockland	NY	10960	1,900				x		Mobile
	Mid Rockland Imaging	18 Squadron Blvd.		New City	Rockland	NY	10956	34,100	7/31/05			x	x	Mobile	x	x	x	x	x	x
	New Patz Imaging	279 Main Street	109	New Patz	Ulster	NY	12561	2,948	7/31/08			x	x			x	x	x	x
5	Total

	Owned Remote Imaging Services
	OBS-GYN of Rockland	510 Route 304		New City	Rockland	NY	10956	500	9/30/07
	Yailman OB/GYN-US	134 Route 59		Suffern	Rockland	NY	10901	Not stated	11/30/06
2	Total

	Hospital Professioinal Imaging Services
	Nyack Hospital	160 N. Midland Ave.		Nyack	Rockland	NY	10960
	St. Anthony Community Hospital	15 Maple Avenue		Warwick	Orange	NY	10990
2	Total

Radiologix, Inc. Technical and Professional Service Locations

	Valley Imaging Partners	Address	Suite	City	County	State	Zip	Sq. Footage	Lease Exp. Date	Notes	XRAY	MRI	CT	PET	NM	FLUORO	MAMMO	US	RADIO	DEXA	DIA	INTERS&I	INTER&RGCL
	Administrative Office	3031 Tish Way, Plaza South	400	San Jose	Santa Clara	CA	95128	10,970	12/31/07
	Storage	2281 Paragon Drive		San Jose	Santa Clara	CA	95131	3,500	7/31/11

	Owned Imaging Centers
	Brewster	801 Brewster Avenue	100	Redwood City	San Mateo	CA	94063	6,833	9/30/07			x	x			x	x	x	x	x
	Disalvo	123 DiSalvo Avenue	A	San Jose	Santa Clara	CA	95128	4,557	10/31/08				x			x	x	x	x
	Samaritan	2581 Samaritan Drive	100	San Jose	Santa Clara	CA	95124	13,880	7/31/13			x	x	x		x	x	x	x	x
	Los Gatos	340 Dardanelli Lane	11A	Los Gatos	Santa Clara	CA	95030	4,266	2/28/07									x	x
	VRI MRI	815 Pollard Street		Los Gatos	Santa Clara	CA	95030	2,930	5/31/09			x
	Mountain View (Including Mtn. View MRI)	285 South Drive	5	Mountain View	Santa Clara	CA	94040	4,845	8/31/10			x	x			x	x	x	x	x
	MRI Imaging of San Mateo	35 Baywood Avenue		San Mateo	San Mateo	CA	94402	1,421	2/28/07	No lease (technical services contract)
	Montpeller	2385 Montpeller Drive		San Jose	Santa Clara	CA	95118	5,000	11/30/10	Space is being vacated		x
	SOAR	500 Arguello Street	100	Redwood City	San Mateo	CA	94063
	TC MRI	2585 Samaritan Drive	004	San Jose	Santa Clara	CA	95128
10	Total

	Hospital Professional Imaging Services
	Los Gatos Hospital (includes Rehab Hosp.)	800 Pollard Road		Los Gatos	Santa Clara	CA	95030
1	Total

Radiologix, Inc. Technical and Professional Service Locations

	Radiology& Nuclear Medicine Imaging Partners	Address	Suite	City	County	State	Zip	Sq. Footage	Lease Exp. Date	Notes	XRAY	MRI	CT	PET	NM	FLUORO	MAMMO	US	RADIO	DEXA	DIA	INTERS&I	INTER&RGCL
	Administrative Office	1 Medical Park West		Topeka	Shawnee	KS	66606	11,865	11/30/07

	Owned Imaging Centers
	Medical Park West	823 Mulvane Street		Topeka	Shawnee	KS	66606	11,865	11/30/07			x	x			x	x	x	x	x
1	Total

	Joint Ventured Imaging Services
	MRI Center of Kansas, L.P.	731 SW Mulvane Streeet		Topeka	Shawnee	KS	66606

	Hospital Professional Imaging Services
	Community Medical Center	2307 Bareda		Falls City	Richardsoni	NE	68355
	Geary Community Hospital	1102 S. Mary's Road		Junction City	Geary	KS	66441
	Greenwood County Hospital	100 W. 16th Street		Eureka	Greenwood	KS	67045
	Hillsboro Hospital	701 S. Main		Hillsboro		KS	67063
	Holton Community Hospital	510 Kansas Avenue		Holton	Jackson	KS	66436
	Morris County Hospital	600 North Washington Street		Council Grove	Morris	KS	66846
	Nemaha Valley Community Hospital	1600 Community Drive		Seneca	Nemaha	KS	66538
	Newman Memorial Community Hospital	1201 W. 12th Avenue		Emporia	Lyon	KS	66801
	Northeast Kansas Center for Health and Wellness	P.O. Box 181		Holton	Jackson	KS	66436
	Sabetha Community Hospital	14th & Oregon Streets		Sabetha	Nemaha	KS	66534
	St. Francis Hospital and Medical Center	1706 West 7th Street		Topeka	Shawnee	KS	66606
	St. Luke Hospital	1014 E. Melvin Street		Marion	Marion	KS	66861
	Stormont-Vail Health Care Center	1500 SW 10th Avenue		Topeka	Shawnee	KS	66604
13	Total

	Hospital Reads
	*Jefferson Co. Memorial Hospital	408 Delaware Street		Winchester	Jefferson	KS	66097
	*Kansas Rehabilitation Hospital	1504 SW 8th Avenue		Topeka	Shawnee	KS	66606
	*Kansas Neurological Institute			Topeka		KS
	*Hanover Hospital	205 S. Hanover Street		Hanover	Washington	KS	66945
	*Wamego City Hospital	711 Genn Drive		Wamego	Pottawatomie	KS	66547
1	Total
	*rec'd from remote location

	Hospital Professional Radiation Oncology Services
	St. Francis Capital Region Radiotherapy Center	1700 W. 7th Street		Topeka	Shawnee	KS	66606	7,562,356,483
	Stormont-Vail Radiation Oncology Center	1500 SW 10th Street		Topeka	Shawnee	KS	66606	7,853,543,308
1	Total

Radiologix, Inc. Technical and Professional Service Locations

	Treasure Coast Imaging Partners	Address	Suite	City	County	State	Zip	Sq. Footage	Lease Exp. Date	Notes	XRAY	MRI	CT	PET	NM	FLUORO	MAMMO	US	RADIO	DEXA	DIA	INTERS&I	INTER&RGCL
	Administrative Office	1825 SE Tiffany Ave.	104	Pt. St. Lucie	St. Lucie	FL	34952	5,775	9/30/08

	Owned Imaging Centers
	Radiology Imaging Associates of PSL	1825 SE Tiffany Ave.		Pt. St. Lucie	St. Lucie	FL	34952	5,775	9/30/08			x	x	CT	x	x	x	x	x
	Radiology Imaging Associates of Stuart	835 Southeast Osceola Street		Stuart	Martin	FL	34994	5,034	9/30/08				x		x	x	x	x	x	x
	Radiology Imaging of Fort Pierce	2306 Nebraska Avenue		Fort Pierce	St. Lucie	FL	34950	7,580	9/30/08			x	x		x	x	x	x	x	x
3	Total

Radiologix, Inc. Technical and Professional Service Locations

	Questar Imaging	Address	Suite	City	County	State	Zip	Sq. Footage	Lease Exp. Date	Notes	XRAY	MRI	CT	PET	NM	FLUORO	MAMMO	US	RADIO	DEXA	DIA	INTERS&I	INTER&RGCL
	Administrative Office	2200 Ross Avenue	3600	Dallas	Dallas	TX	75201	5,775	9/30/08

	Owned Imaging Centers
	Duluth OpenScan MRI	1527 London Road		Duluth	St. Louis	MN	35812	2,500	1/31/05			x
	Los Alamitos OpenScan MRI	4281 Katella Ave	103	Los Alamitos	Orange	CA	90720	2,560	6/20/07			x
	Rocky Mountain Imaging Specialty	14062 Denver West Parkway	180, Bldg. 52	Golden	Jefferson	CO	80401	5,052	7/31/07			x
	Rocky Mountain Imaging Specialists	6950 East Belleview Avenue	100	Greenwood Village	Arapahoe	CO	80111	4,056	12/31/07			x		x
	Victorville OpenScan MRI	12276 Hesperia Rd	6	Victorville	San Bernardino	CA	92395	2,044	5/30/06			x
5	Total

CT
Burbank Advanced	CT	Toshiba	RadnetCT431
Corona	CT	Siemens
Desert Advanced – Palm Desert	CT	GE Spiral CT – Lightspeed Plus
Desert Advanced – Indio	CT	HiSpeed DXI	RadnetCT419
DRI – Scripps	CT	GE Spiral CT – Prospeed	RadnetCT400
Emergent Care Ctr	CT	GE Spiral CT – Prospeed	RadnetCT405
Emeryville	CT	GE Spiral CT – DXI	RadnetCT418
Grove Diagnostic	CT	GE Prospeed	RadnetCT423
Healthcare – Riverside	CT	GE Spiral CT – CTI	RadnetCT413
Irvine	CT	Toshiba-Asteion multi
Lancaster Imaging	CT	GE SpiralCT–Prospeed	RadnetCT403
Los Coyotes	CT	GE Spiral CT – Prospeed	RadnetCT404
Medical Diagnostic Imaging	PET	GE Discovery LS PeT	RadnetPT608
Modesto	CT	GE Spiral CT – Lightspeed Plus	RadnetCT424
Northridge Diagnostic Center	CT	GE SpiralCT–Prospeed	RadnetCT407
Orange Imaging	CT	GE Spiral CT – Fxi	RadnetCT408
Orange Advanced	PET	GE Discovery LS PET	RadnetPT602
Rancho Bernardo	CT	GE Spiral CT – Lightspeed Qxi	RadnetCT430
San Gabriel Valley	CT	GE CT Hispeed	RadnetCT421
Santa Clarita Imaging	CT	GESpiralCT–Prospeed	RadnetCT409
San Francisco	CT	GESpiralCT–Dxi	RadnetCT428
Santa Rosa	CT	GESpiralCT–Nxi	RadnetCT426
Stockton	CT	GE prospeed	RadnetCT410
Tarzana Advanced	PET	GE Discovery LS PET	RadnetTP603
Temecula	CT	GE Spiral CT – Prospeed
Temecula–Advanced	PET	Discovery LS/PET	RadnetPT607
Tower Roxsan	CT	GE Spiral CT – High Speed	RadnetCT412
Tower Wilshire	PET	GE Duscovery ST
Tower Wilshire	CT	GE Spiral CT – Lightspeed	RadnetCT422
Vacaville	CT	GE Spiral CT – Nxi	RadnetCT427
Ventura Coast Imaging	CT	SiemensSpiralCTSomoton4+	RadnetCT415
Ventura Coast Imaging	PET	GE Discovery LS PET	RadnetPT604
Westchester	CT	GE Spiral CT – Prospeed	Radnet CT416
Woodward Park	CT	GE Spiral CT – Prospeed	RadnetCT417

Marlin trainor	CT	Prospeed from MDI	sold

MRI
AV MRI	GE Signa 5X -1.5T	RadnetMR500
Burbank Advanced	GE HiSpeed	RadnetMR543
Burbank Advanced	GE Ovation	RadnetMR544
California Hospital	Signa Contour Mobile	RadnetMR560
Chino Valley	SIGNA MR	RadnetMR528
Corona	Hitachi Altair
Desert Advanced – Palm Desert	GE LX MRI	RadnetMR542
Desert Advanced – Palm Springs	GE LX MRI	RadnetMR546
DRI – Scripps	GE LX MRI	RadnetMR529
DRI – Scripps	GE SIGNA 4X – 1.5T	RadnetMR501
Emeryville	Hitachi Airis II	RadnetMR531
Fresno	GE LX
Fresno	Hitachi Airis II
Grove Diagnostic	Picker Eclipse 1.5T	RadnetMR550
Healthcare – Riverside	GE LX MRI 1.5	RadnetMR541
Healthcare – Riverside	GE Profile (Open MR) – .2T	RadnetMR502
Irvine	Toshiba .35T Opart
Lancaster Open MRI	SIEMENS MAGNEOTM O	RadnetMR520
Los Coyotes	GE Horizon LX K4 – 1.5T	RadnetMR504
MDI – THOUSAND OAKS	GE Signa LX – 1.5T	RadnetMR505
MDI – JENSEN CT.	Hitachi Airis II	RadnetMR565
Modesto	GE 1.5T LX	RadnetMR545
Modesto	Toshiba Opart	RadnetMR539
Northridge Diagnostic Center	GE Signa LX – 1.5T	RadnetMR507
Orange Imaging	GE 1.5T LX	RadnetMR547
Orange Imaging	GE Horizon LX K4 – 1.5T
Oxnard Imaging	GE Profile (Open MR) – .2T	RadnetMR509
Rancho Bernardo	GE Openspeed .7 MR	RadnetMR431
San Francisco Open MRI	Hitachi Airis 1	RadnetMR540
San Gabriel Valley	SIGNA MR	RadnetMR527
Santa Clarita Imaging	GE Profile (Open MR) – .2T	RadnetMR510
San Francisco	GE Signa 1.5 Echospeed	RadnetMR569
Santa Rosa	GE LX MRI	RadnetMR530
Stockton	Signa 1.5T 4X CT 47	RadnetMR555
Stockton	Hitachi Aries – 2 (Open MR) – .3T	RadnetMR512
Tarzana MRI	MR 1.5 LX Echo Speed	RadnetMR526
Tarzana Advanced	GE 3T	RadnetMR554
Temecula-Advanced – Murrieta	Signa Horizon LX 1	RadnetMR553
Tower Roxsan	ONI	RadnetMR552
Tower Roxsan	GE Horizon LX K4 – 1.5T	RadnetMR535
Tower Wilshire	GE Horizon LX K4 – 1.5T	RadnetMR516
Tower Wilshire	GE Horizon LX K4 – 1.5T	RadnetMR517
Tower Wilshire	GE Profile (Open MR) – .2T	RadnetMR518
Tustin	GE Profile (Open MR) – .2T	RadnetMR519
Vallejo	Hitachi Aries 2	RadnetMR566
Vacaville	Hitachi Altair	RadnetMR521
Ventura Coast Imaging	GE Horizon 5X Fast Speed – 1.5T	RadnetMR522
Westchester	Hitachi 7000 – .2T (Open MR)	RadnetMR523
Westchester	Siemens Impact 1.0 T	RadnetMR524
Westlake	Hitachi Aries 2
Woodward Park	Picker Edge 1.5T (3 Yr Service Contract)	RadnetMR525

X-RAY
Anaheim Hills Clinic	Rad	Bennett Compu-mas 425 (5 Yr Warranty)	RadnetRAD100
Anaheim Pond	Rad	GE DXD 325, 73 Table, Tube Stand	RadnetRAD129
Burbank Advanced	R&F	Philips Duo Diagnost	RadnetRF142
Burbank Advanced	Rad	Canon CPI indigo	RadnetRAD168
Camarillo	R&F	GE DXS 650, Montrol 15, XT	RadnetRF100
Camarillo	Rad	GE RAD	RadnetRAD135
Corona	Rad	Dell Stingray
Corona	RF	GE RF
Desert Advanced – Bermuda Dunes	rad	AMX 110	RadnetRAD138
Desert Advanced – Bermuda Dunes	RAD	Raythan RMS 325 HF, Bennet Table	RadnetRAD161
Desert Advanced – Indio	Rad	Picker Rad (Chest Rm)	RadnetRAD108
Desert EL Cielo	RAD	Fisher FMX50HF	RadnetRAD153
Desert Advanced – Palm Desert	R&F	GE Legacy D R/F (New 7-1-01) – Rm #1	RadnetRF137
Desert Advanced – Palm Desert	R&F	Philips Duo Diagnost	RadnetRF141
Desert Advanced – Palm Desert	rad	VRT Versatile	RadnetRAD170
Desert Advanced – Palm Springs	Rad	Other Rad	RadnetRAD146
DRI – Scripps	RF	Phillips duo-diagnost	RadnetRF147
DRI – Scripps	R&F	Phillips D73	RadnetRF101
Emergent Care Ctr.	R&F	Bennett Rad	RadnetRAD133
Fresno	X/Fluou	PHILLIPS	Super 80 CP
Fresno	X/Fluoro	GE	MPX 100
Fresno	X/Fluoro	GE	MPX
Fresno	X/Fluoro	GE	MPX
Grove Diagnostic	R&F	GE Legacy D R/F	RadnetRF146
Grove Diagnostic	Rad	Canon Upright Unit	RadnetRad147
Haven	Rad	GE Silhouette 20 HF	RadnetRAD162
Haven	Rad	Gendex GX 525	RadnetRAD163
Healthcare – Riverside	R&F	GE Legacy D R/F	RadnetRF129
Healthcare – Riverside	Rad	Canon Upright Unit	RadnetRad145
Healthcare – Riverside	rad	Rad Gen / fuji film	RadnetRAD137
Healthcare Partners – Atlantic Ave	Rad	Americomp Generator, Table, Tube Stand	Radnetrad155
Healthcare Partners – Spring St	Rad	Summit Nova 320, Table, Tube Stand	Radnetrad159
Lancaster Imaging	R&F	GE MST-625, Mont 15, 6"11, Tomo	RadnetRF103
Lancaster Imaging	R&F	GE MST-625, Mont 15, 6"11, Tomo	RadnetRF104
Lancaster Imaging – Palm	Rad	Bennett TXR-500 Generator (5 year warr)	RadnetRAD103
Loma Vista – Ashwood	Rad	Bennett HFQ Rad	RadhnetRAD104
Loma Vista – Camarillo	Rad	GE MST 625, 73 table, XT Hanger	RadnetRad152
Loma Vista – Oxnard	Rad	Gendix Generator, Table	RadnetRAD105
Loma Vista – Ventura	Rad	Compax 40E – Elevatin	RadnetRad139
Los Coyotes	R&F	GE Legacy D R/F	RadnetRF130
Los Coyotes	Rad	GE MVP-80, Compax table, XT	RadnetRad140
Medical Diagnostic Imaging	R&F	GE MSI 850-4, Mont 15, 6"11, XT, Ordo	RadnetRF105
Medical Diagnostic Imaging	R&F	GE MST 625-11, SFX, 6"11, XT, Ordo	RadnetRF106
MDI – Westlake Ctr	R&F	Raytheon R/F	RadnetRAD169
Modesto	R&F	GE Legacy D R/F	RadnetRF138
Modesto	Rad	Canon Upright Unit	RadnetRAD174
Modesto	Rad	SFX 30 MVP	RadnetRF131
Northridge Diagnostic Center	R&F	GE Legacy	RadnetRF126

X-RAY
Northridge Diagnostic Center	Rad	Varian/stingray	RadnetRAD180
Northridge Diagnostic Center	RT	GE MVP-60, RTI Table	RadnetRT124
Northridge Diagnostic Center	RAD	NDICO 100	RadnetRAD173
Orange Imaging	R&F	GE Legacy D R/F	RadnetRF108
Orange Imaging	R&F	GE Legacy D R/F	RadnetRF144
Orange Imaging	Rad	Canon Upright Unit	RadnetRAD109
Orange Imaging	rad	Canon CXDI-22	RadnetRAD171
Orange Imaging	RAD	Other Rad	RadnetWS27
Oxnard Imaging	R&F	GE Advantx SFX2 (Moved from RR 2-00)	RadnetRF110
Oxnard Imaging	R&F	GE DXD-550, Montrol 15, TE21, XT Hanger	RadnetRF111
Rancho Bernardo	R&F	GE MST 625 Monitr	RadnetRF107
Rancho Bernardo	RAD	6800 MINIVIEW	OECCS612
Redondo – La Palma	Rad	Transworld X-ray Unit	RadnetRAD110
Redondo – Long Beach	R&F	Picker Vector 80 Gen, Vector 2 Table	RadnetRF112
Redondo – Long Beach	Rad	Stingray DR room	RadnetRAD111
Redondo – Long Beach	RT	Picker Rad/Tomo BGX-526, Clinix Table	RadnetRT125
Santa Clarita Imaging	R&F	GE MSI 1250, RFX 90 – FL300	RadnetRF114
Santa Clarita Imaging X-ray Ctr	RAD	GE DXR525 RAD	RadnetRAD165
San Francisco	RD		RadnetRF148
Santa Rosa	RF	GE Legacy	RadnetRF139
Staples Arena	Rad	Bennett HFQ-300P (5 Yr Warranty)	RadnetRAD113
Stockton	R&F	Phillips Duo Diagnost	RadnetRF140
Stockton	Rad	Canon Upright Unit	RadnetRad151
Stockton	R&F	Picker BGX-625/F-A	RadnetRF116
Temecula	Rad	GE MST 625, RT Table	RadnetRAD114
Temecula	R&F	Legacy All Digital	RadnetRF143
Temecula	R&F	Siemens Trioskop	RadnetRAD150
Temecula	R&F	Inflmed Stingray	RadnetRAD181
Temecula-Advanced – Murrieta	RF	Phillips RF	RadnetRF109
Temecula – Wildomar	Rad	Fischer Rad Spectra 325	RadnetRad148
Temecula – Sun City	Rad	Gentex Del GX 525	RadnetRad149
TVA – Sun City	Rad	Picker Rad	RadnetRAD131
Tower Wilshire	R&F	GE Legacy D R/F	RadnetRF118
Tower Wilshire	R&F	GE Legacy D R/F	RadnetRF119
Tower Wilshire	Rad	GE Chest Stand, Floor mount tube stand	RadnetRAD121
Tower Wilshire	Rad	GE DXD 325 – No phototiming, Chest	RadnetRAD122
Tower Wilshire – Dr Wolf	Rad	GE DXD 325 – No phototiming, Chest	RadnetRAD129
Vacaville	R&F	Phillips RF	RadnetRF128
Vacaville	Rad	GE MVP Micro, RTI Table, Vertical Bucky Stand	Radnetrad164
Ventura Coast Imaging	R&F	GE Advantx SFX/15	RadnetRF120
Ventura Coast Imaging	R&F	GE Legacy D R/F	RadnetRF121
Ventura Coast Imaging	Rad	Canon DR	RadnetRad166
Ventura Coast Imaging	R&F	Legacy All Digital	RadnetRF122
Woodward Park	R&F	GE MSI-850, RFX 90, 88 SFD, L-300	RadnetRF124
Woodward Park	Rad	Bennet HFQ-4500SE	RadnetRAD120
Woodward Park	Rad	Bennet HFQ-4500SE with mod B-180M4F	RadnetRAD119
Yucaipa	Rad	Picker	Unknown
Marlin Tranor	Rad	Gendex from westlake

UPDATED MSA DATA LOAD
Facility Short Name	Modality	Equipment	New System ID
Anaheim Hills Clinic	Rad	Bennet Compu-mas 425 (5 Yr Warranty)	RadnetRAD100
Anaheim Pond	Rad	GE DXD 325, 73 Table, Tube Stand	RadnetRAD129
AV MRI	MR	GE Signa 5X -1.5T	RadnetMR500
Burbank Advanced	MR	GE HiSpeed	RadnetMR543
Burbank Advanced	MR	GE Ovation	RadnetMR544
Burbank Advanced – from rb	U/S	GE Logic 700
Burbank	Rad	NAI
Burbank Advanced	CT	Toshiba	Toshiba
Burbank Advanced	R&F	Phillips Duo Diagnost	RadnetRF142
Burbank Advanced	U/S	GE Logiq 700 EXPERT	RadnetJS367
California Hospital	MR	Signa Contour Mobile	RadnetMR534
Camarillo	Mammo	GE DMR Plus	RadnetMam58
Camarillo	R&F	GE DXS 650, Montrol 15, XT	RadnetRF100
Camarillo	Rad	GE RAD	RadnetRAD135
Camarillo	U/S	GE Logic 700	RadnetUS319
Chino Valley	MR	SIGNA MR	RadnetMR528
Desert Advanced – Bermuda Dunes	RAD	Raythan RMS 325 HF, Bennet Table	RadnetRad161
Desert Advanced – Indio	Rad	Picker Rad (Chest Rm)	RadnetRAD108
Desert EL Cielo	RAD	Fisher
Desert Advanced – Palm Desert	CT	GE Spiral CT – Lightspeed Plus	RadnetCT425
Desert Advanced – Palm Desert	MR	GE LX MRI	RadnetMR542
Desert Advanced – Palm Desert	R&F	GE Legacy D R/F (New 7-1-01) – Rm #1	RadnetRF135
Desert Advanced – Palm Desert	R&F	Phillips Duo Diagnost	RadnetRF141
Desert Advanced – Palm Desert	U/S	GE Logiq 700 EXPERT	RadnetUS363
Desert Advanced – Palm Desert	U/S	GE Logiq 700 EXPERT	RadnetUS364
Desert Advanced – Palm Springs	US	Radstore dA210	RadnetRS001
Desert Advanced – Palm Springs	US	Radworks RA600	RadnetWS04
Desert Advanced – Palm Springs	Mammo	GE Seno 2000	RadnetMam106
Desert Advanced – Palm Springs	Mammo	GE Seno 2000	RadnetMam91
Desert Advanced – Palm Desert	MR	GE LX MRI	RadnetMR542
Desert Advanced – Palm Springs	Steriotatic Biopsy	Fisher Mammotest Plus/S
Desert Advanced – Palm Springs	Bone Density	Lunar – DPX-IQ	RQW-5094
Desert Advanced – Palm Springs	R&F	GE Legacy D R/F	RadnetRF139
Desert Advanced – Palm Springs	Rad	Canon Upright Unit	RadnetRad146
Desert Advanced – Palm Springs	U/S	GE Logiq 700 EXPERT	RadnetUS365
Desert Advanced – Palm Springs	U/S	GE LOGIQ 700 EXPERT	RadnetUS304
Desert Advanced – Palm Springs	U/S	GE Logiq 700 EXPERT	RadnetUS366
Desert Advanced – Palm Springs	U/S	GE Logiq 700 EXPERT	RadnetUS371
DRI – Scripps	Bond Density	Lunar – DPX-L	RadnetBone02
DRI – Scripps	CT	GE Spiral CT - Prospeed
DRI – Scripps	Mammo	GE 600T HF	RadnetMam50
DRI – Scripps	MR	GE LX MRI	RadnetMR529
DRI – Scripps	RF	Phillips duo-diagnost	RADNETRF147
DRI – Scripps	R&F	Phillips Diagnost 73	RadnetRF101
DRI – Scripps	U/S	GE Logic 700
Emeryville	MR	Hitachi Airis II	RadnetMR531

UPDATED MSA DATA LOAD
Facility Short Name	Modality	Equipment	New System ID
Emeryville – La Habra 12-1	CT	GE Spiral CT – DXI	RadnetCT418
Encino hospital	MR	Signa Contour	RadnetMR549
Grove Diagnostic	Bond Density	Lunar – DPX-L	RadnetBon13
Grove Diagnostic	CT	GE Prospeed	RadnetCT423
Grove Diagnostic	Mammo	GE 600T HF	Radnetmam109
Grove Diagnostic	MR	Picker Eclipse 1.5T	RadnetMR550
Grove Diagnostic	NM	ADAC pegasys
Grove Diagnostic	R&F	GE Legacy D R/F	RadnetRF146
Grove Diagnostic	U/S	Acuson Aspen	RadnetUS380
Grove Diagnostic	U/S	Acuson Aspen	RadnetUS381
Grove Diagnostic (NR)	Rad	Canon Upright Unit	RadnetRad147
Haven	Mammo	GE 600T HF	Radnetmam114
Haven	Rad	GE Silhouette 20 HF	Radnetrad162
Haven	Rad	Gendex GX 525	Radnetrad 163
Healthcare – Moreno Valley closed 5-1	Rad	DXS 650, 73 table, 80 tube stand	RadnetRad141
Healthcare – Riverside	Bone Density	Hologic – QDR4500C	RadnetBone08
Healthcare – Riverside	CT	GE Spiral CT – CTI	RadnetGT413
Healthcare – Riverside	Nuc Med	Adac Dual Hd Genesys-Epic / Peg Sparc 20	RadnetNM206
Healthcare – Riverside	Mammo	GE DMR	RadnetMam70
Healthcare – Riverside	Mammo	GE DMR	RadnetMam73
Healthcare – Riverside	MR	GE LX MRI 1.5	RadnetMR541
Healthcare – Riverside	MR	GE Profile (Open MR) – 2T	RadnetMR502
Healthcare – Riverside	R&F	GE Legacy D R/F	RadnetRF129
Healthcare – Riverside	Rad	Canon Upright Unit	RadnetRad145
Healthcare – Riverside	Rad	Rad Gen / Fuji Film Plate	RadnetRad137
Healthcare – Riverside	Steriotatic Biopsy	Lorad Steriotactic biopsy	RadnetBiop81
Healthcare – Riverside	U/S	GE Logic 700	RadnetUS344
Healthcare – Riverside	U/S	GE Logic 700	RadnetUS345
Healthcare – Riverside	U/S	GE Logiq 400	RadnetUS370
Healthcare Partners – Atlantic Ave	Rad	Americomp Generator, Table, Tube Stand	Radnetrad157
Healthcare Partners – La Palma	Rad	Picker Vector\Benett table	Radnetrad155
Healthcare Partners – Los Alamitos	Rad	Gendex MP500HF, Table, Tube Stand	Radnetrad158
Healthcare Partners – Spring St	Rad	Summit Nova 320, Table, Tube Stand	Radnetrad159
La Habra 10-1 GE	MR	GE Horizon LX K4 – 1.0T	RadnetMR503
Lancaster Imaging	CR	GESpiralCT-Prospeed	RadnetCT403
Lancaster Imaging	Mammo	GE 600T HF	RadnetMam52
Lancaster Imaging	Mammo	GE 600T HF	RadnetMam53
Lancaster Imaging	Mammo	GE 600T HF	RadnetMam82
Lancaster Imaging	R&F	GE MST-625, Mont 15, 6"II, Tomo	RadnetRF103
Lancaster Imaging	R&F	GE MST-625, Mont 15, 6"II, Tomo	RadnetRF104
Lancaster Imaging	Rad	Picker Rad	RadnetRad131
Lancaster Imaging	U/S	GE Logic 700	RadnetUS304
Lancaster Imaging	U/S	GE Logic 700	RadnetUS305

Lancaster Imaging	U/S	GE Logic 700	RadnetUS348
Lancaster Imaging – Palm	Rad	Bennett TXR-500 Generator (5 year warr)	RadnetRAD103

UPDATED MSA DATA LOAD
Facility Short Name	Modality	Equipment	New System ID
Lancaster Imaging – High Desert	Rad	Bennet Rad	RadnetRad133
Lancaster Imaging – High Desert	Rad	Fischer Rad	RadnetRad132
Loma Vista – Ashwood	Rad	Bennett HFQ Rad	RadnetRAD104
Loma Vista – Camarillo	Rad	GE MST 625, 73 table, XT Hanger	RadnetRad152
Loma Vista – Oxnard	Rad	Gendix Generator, Table	RadnetRAD105
Loma Vista – Ventura	Rad	Compax 40E – Elevatin	RadnetRad139
Los Coyotes	Bone Density	Lunar DPX IQ	RadnetBone09
Los Coyotes	CT	GE Spiral CT – Prospeed	RadnetCT404
Los Coyotes	Mammo	GE DMR	RadnetMam68
Los Coyotes	Mammo	GE DMR	RadnetMam89
Los Coyotes	MR	GE Horizon LX K4 – 1.5T	RadnetMR504
Los Coyotes	R&F	GE Legacy D R/F	RadnetRF130
Los Coyotes	Rad	GE MVP-80, Compax table, XT	RadnetRad140
Los Coyotes	U/S	GE Logiq 700 EXPERT	RadnetUS362
Los Coyotes	U/S	GE Logic 400	RadnetUS300
Los Coyotes	U/S	GE Logic 700	RadnetUS346
Los Coyotes	U/S	GE Logic 700	RadnetUS347
Los Coyotes	U/S	GE Logic 700	RadnetUS368
Los Coyotes	U/S	GE Logic 700	RadnetUS362
Los Coyotes	U/S	GE Logic 700	RadnetUS350
Los Coyotes	U/S	GE Logic 700	RadnetUS351
Medical Diagnostic Imaging	CT/PET	Discovery LS	RadnetCT405
Medical Diagnostic Imaging	MR	GE Signa LX – 1.5T	RadnetMR505
Medical Diagnostic Imaging	Nuc Med	SMV DSXI	RadnetNM211
Medical Diagnostic Imaging	X-ray	Gentex – westlake
Medical Diagnostic Imaging	R&F	GE MSI 850-4, Mont 15, 6"II, XT, Ordo	RadnetRF105
Medical Diagnostic Imaging	Bone Density	Lunar – DPX-L	RadnetBone03
Medical Diagnostic Imaging	R&F	GE MST 625-II, SFX, 6" II, XT, Ordo	RadnetRF106
Medical Diagnostic Imaging	U/S	GE 9
Medical Diagnostic Imaging	U/S	ATL HDI	RadnetUS307
Medical Diagnostic Imaging	U/S	Logic 700	RadnetUS356
Modesto	Bone Density	Lunar Podigy	Radnetbone11
Modesto	CT	GE Spiral CT – Lightspeed Plus	RadnetCT424
Modesto	IIS	AWW 4.0	RadnetWS02
Modesto	IIS	Radstore dA210	RadnetRS004
Modesto	IIS	Radworks RA600	RadnetWS08
Modesto	IIS	Radworks Review Station	RadnetWS09
Modesto	Mammo	GE Seno 2000	RadnetMam111
Modesto	MR	GE 1.5T LX	RadnetMR545
Modesto	MR	Toshiba Opart	RadnetMR539
Modesto	R&F	GE Legacy D R/F	RadnetRF138
Modesto	Steriotatic Biopsy	Fisher Stereotactic	RadnetMAM115
Modesto	Rad	Canon Upright Unit	Radnetrad160
Modesto	Rad	Silhoutte 20 HF	RadnetRad143
Modesto	U/S	Acuson 128Xp10	RadnetUS353
Modesto	U/S	GE LOGIQ 700 EXPERT	RadnetUS357
Modesto	U/S	GE LOGIQ 700 EXPERT	RadnetUS358

UPDATED MSA DATA LOAD
Facility Short Name	Modality	Equipment	New System ID
Modesto	U/S	GE LOGIQ 700 EXPERT	RadnetUS359
Northridge Diagnostic Center	Bone Density	Lunar – DPX IQ 240 1030	RadnetBone03XX
Northridge Diagnostic Center	CT	GESpiralCT-Prospeed	RadnetCT407
Northridge Diagnostic Center	Mammo	GE DMR	RadnetMam113
Northridge Diagnostic Center	MR	GE Signa LX – 1.5T	RadnetMR507
Northridge Diagnostic Center	Nuc Med	Adac Vertex +Epic 60, Atlas/Ultra	RadnetNM203
Northridge Diagnostic Center	R&F	GE Legacy	RadnetRF126
Northridge Diagnostic Center	Rad	Varian/stingray
Northridge Diagnostic Center	RT	GE MVP-60, RTI Table	RadnetRT124
Northridge Diagnostic Center	U/S	GE Logic 700	RadnetUS308
Northridge Diagnostic Center	U/S	GE Logic 700	RadnetUS336
Northridge Imaging-Surgery CTR	U/S	ATL HDI	RadnetUS327
Orange Imaging	Bone Density	Hologic – QDR4500C	RadnetBone12
Orange Imaging	CT	GE Spiral CT – Fxi	RadnetCT408
Orange Imaging	IIS	LAN – cisco router, 3com switch	RadnetAN1
Orange Imaging	IIS	Radstore dA210	RadnetRS002
Orange Imaging	IIS	Radworks RA600	RadnetWS05
Orange Imaging	Mammo	Seno 2000	RadnetMam87
Orange Imaging	Mammo	Seno 2000	RadnetMam88
Orange Imaging	Mammo	Seno 2000	RadnetMam92
Orange Imaging	MR	GE 1.5T LX	RadnetMR547
Orange Imaging	MR	GE Horizon LX K4 – 1.5T	RadnetMR508
Orange Imaging	Steriotatic Biopsy	Fisher	RadnetBiop82
Orange Imaging	Nuc Med	Adac Vertex +Epic 60, Atlas/Ultra	RadnetNM204
Orange Imaging	PET	GE Discovery LS AWW	RadnetPT602C
Orange Imaging	PET	GE Discovery LS Entegra	RadnetPT602B
Orange Imaging	PET	GE Discovery LS Lightspeed	RadnetPT602A
Orange Imaging	PET	GE Discovery LS PET	RadnetPT602
Orange Imaging	R&F	GE Legacy D R/F	RadnetRF108
Orange Imaging	R&F	GE Legacy D R/F	RadnetRF144
Orange Imaging	Rad	Canon Upright Unit	RadnetRAD109
Orange Imaging	U/S	GE Logic 700	RadnetUS309
Orange Imaging	U/S	GE Logic 700	RadnetUS310
Orange Imaging	U/S	GE Logic 700	RadnetUS330
Orange Imaging	U/S	GE Logic 700	RadnetUS340

Oxnard Imaging	Mammo	GE 600T HF	RadnetMam60

Oxnard Imaging	MR	GE Profile (Open MR) - .2T	RadnetMR509
Oxnard Imaging	R&F	GE Advantx SFX2 (moved from RR 2-00)	RadnetRF110
Oxnard Imaging	R&F	GE DXD-550, Montrol 15, TE21, XT Hanger	RadnetRF111
Oxnard Imaging	U/S	GE Logic 700	RadnetUS311
Palm Springs DMG	Rad	FMX50hf	RadnetRad153
Rancho Bernardo	CT	GE Spiral CT – Lightspeed Qxi	RadnetCT430
Rancho Bernardo	IIS	Advantage Windows Workstation	RadnetWS06
Rancho Bernardo	Mammo	GE DMR Plus	RadnetMam102

UPDATED MSA DATA LOAD
Facility Short Name	Modality	Equipment	New System ID
Rancho Bernardo	Mammo	GE DMR Plus	RadnetMam203
Rancho Bernardo	MR	GE Openspeed .7 MR	RadnetMR431
Rancho Bernardo	R&F	GE Legacy D R/F	RadnetRF143
Rancho Bernardo	U/S	GE Logic 700
Redondo – La Palma	Rad	Transworld X-ray Unit	RadnetRAD110
Redondo – Long Beach	R&F	Picker Vector 80 Gen, Vector 2 Table	RadnetRF112
Redondo – Long Beach	Rad	Picker BGX-625R	RadnetRAD111
Redondo – Long Beach	RT	Picker Rad/Tomo BGX-526, Clinix Table	RadnetRT125
San Francisco Open MRI	MR	Hitachi Airis 1	RadnetMR540
San Gabriel Valley	CT	GE CT Hispeed	RadnetCT421
San Gabriel Valley	MR	SIGNA MR	RadnetMR527
San Gabriel Valley	U/S	GE Logic 700	RadnetUS341
Santa Clarita Imaging	CT	GESpiralCT-Prospeed	RadnetCT409
Santa Clarita Imaging	Mammo	GE 600T HF	RadnetMam65
Santa Clarita Imaging	Mammo	GE DMR	RadnetMam98
Santa Clarita Imaging	MR	GE Profile (Open MR) - .2T	RadnetMR510
Santa Clarita Imaging	R&F	GE MSI 1250, RFX 90 – FL300	RadnetRF114
Santa Clarita Imaging	U/S	GE Logic 700 Pro	RadnetUS325
Santa Clarita Imaging	U/S	GE Logic 500	RadnetUS315
Santa Rosa	CT	GE Spiral CT-Nxi	RadnetCT426
Santa Rosa	RF	Ge Legacy
Santa Rosa	MR	GE LX MRI	RadnetMR530
Santa Rosa	MR	Picker EXP – 1.5T (removed 12-11-03)
Santa Rosa	U/S	GE Logiq 700 EXPERT	RadnetUS369
Staples Arena	Rad	Bennett HFQ-e00P (5 Yr Warranty)	Radnet RAD113
Stockton	CT	GE prospeed	RadnetCT410
Stockton	Mammo	GE Seno 2000	RadnetMam112
Stockton	MR	Hitachi Aries – 2 (Open MR) - .3T	RadnetMR512
Stockton	R&F	Phillips Duo Diagnost	RadnetRF140
Stockton	Rad	Canon Upright Unit	RadnetRad151
Stockton	U/S	GE Logic 700 Pro	RadnetUS331
Stockton	U/S	GE LOGIQ 700 EXPERT	RadnetUS361
Tarzana Advanced	MR	GE Openspeed .7 MR	RadnetMR533
Tarzana Advanced	PET	GE Discovery LS AWW	RadnetPT603
Tarzana Advanced	PET	GE Discovery LS Lightspeed	RadnetPT603A
Tarzana Advanced	PET	GE Discovery LS PET	RadnetPT603
Tarzana MRI	MR	MR 1.5 LX Echo Speed	RadnetMR526
Temecual – suite 208	Rad	Siemens Tridoros 5	RadnetRad150
Temecula	Bone Density	Lunar DPX-L	RadnetBone10
Temecula	CT	GE Spiral CT – Prospeed	RadnetCT411
Temecula	Mammo	GE 600T HF	RadnetMam67
Temecula	Mammo	GE 800 T

Temecula	Mammo	GE DMR	RadnetMam72
Temecula	MR	Siemens Impact 1.0T	RadnetMR514
Temecula	R&F	GE Advantx SFX/90	RadnetRF107
Temecula	Rad	GE MST 625, RT Table	RadnetRAD114
Temecula	U/S	GE LOGIQ 700 EXPERT
Temecula	U/S	GE Logiq 700 EXPERT	RadnetUS372
Temecula	U/S	GE Logiq 700 EXPERT	RadnetUS373

UPDATED MSA DATA LOAD
Facility Short Name	Modality	Equipment	New System ID
Temecula	U/S	GE Logiq 700 EXPERT	RadnetUS374
Temecual-Advanced	MR	GE 1.5T LX
Temecual-Advanced	CT	Discovery LS/PET
Temecual-Advanced	RF	Phillips RF	RadnetRF109
Temecula – Lake Elsenor	Rad	Fischer Rad Spectra 325	RadnetRad148
Temecula – Sun City	Rad	Gentex Del GX 525	RadnetRad149
Tower Roxsan	CT	GE Spiral CT – High Speed	RadnetCT412
Tower Roxsan	IIS	Allegro	RadnetWS01
Tower Roxsan	IIS	Radworks RA600	RadnetWS03
Tower Roxsan	MR	ONI	RadnetMR522
Tower Roxsan	US	GE 700	RadnetUS397
Tower Roxsan	MR	GE Horizon LX K4 – 1.5T	RadnetMR535
Tower Roxsan	Nuc Med	Adac Dual Hd Genesys-Epic / Peg Sparc 20	RadnetNM206
Tower Roxsan	Nuc Med	Adac Vertex +Epic Atlas Ultra	RadnetNM207
Tower Roxsan	X-ray	Canon upright Unit	RadnetRad167
Tower Roxsan	Nuc Med	Adac Vertex +MCD / ATLAS-Ultra	RadnetNM208
Tower Wilshire	C Arm	GE Senoscope 2 – Digital C-arm	RadnetCARM07
Tower Wilshire	CT	GE Spiral CT – Lightspeed	RadnetCT422
Tower Wilshire	IIS	AWW 4.0	RadnetWS10
Tower Wilshire	MR	GE Horizon LX K4 – 1.5T
Tower Wilshire	MR	GE Horizon LX K4 – 1.5T	RadnetMR517
Tower Wilshire	MR	GE Profile (Open MR) - .2T	RadnetMR518
Tower Wilshire	R&F	GE Legacy D R/F	RadnetRF118
Tower Wilshire	R&F	GE Legacy D R/F	RadnetRF119
Tower Wilshire	Rad	GE Chest Stand, Floor mount tube stand	RadnetRAD121
Tower Wilshire	U/S	GE Logic 900	RadnetUS384
Tower Wilshire	U/S	GE Logic 900	RadnetUS385
Tower Wilshire	U/S	GE Logic 900	RadnetUS386
Tower Wilshire – Dr. Wolf	Rad	GE DXD 325 – No Phototiming, Chest	RadnetRAD122
Tower Womens	Bone Density	Hologic – QDR4500C	RadnetBone04
Tower Womens	Mammo	GE DMR	RadnetMam71
Tower Womens	Mammo	GE Seno 2000	RadnetMam107
Tower Womens	Mammo	Seno 2000	RadnetMam85
Tower Womens	Mammo	Seno 2000	RadnetMam89
Tower Womens	U/S	GE 7
Tower Womens	Steriotatic Biopsy	Lorad Steriotactic Biopsy	RadnetBiop79
Tower Womens	U/S	GE Logic 400	RadnetUS323
Tustin	MR	GE Profile (Open MR) - .2T	RadnetMR519
Tustin	RT	Hofman Tomo	RadnetRT127
University	MR	Siemens – Magnetom Open Viva - .2T	RadnetMR520
Vacaville	Bone Density	Lunar – DPX-L	RADNETBONE19
Vacaville	CT	GE Spiral CT-Nxi	RadnetCT427
Vacaville	Mammo	GE DMR	RadnetMAM79
Vacaville	MR	Hitachi Atari	RadnetMR521
Vacaville	MR	Hitachi Airis II removed	RadnetMR551
Vacaville	R&F	Phillips RF	RadnetRF128

Vacaville	U/S	GE Ultrasound	RadnetUS335

UPDATED MSA DATA LOAD
Facility Short Name	Modality	Equipment	New System ID
Ventura Coast Imaging	Bone Density	Lunar – DPX-L	RadnetBone05
Ventura Coast Imaging	CT	SiemensSpiralCTSomoton4+

Ventura Coast Imaging	IIS	Radstore dA420	RadnetRS003

Ventura Coast Imaging	Mammo	GE Seno 2000	RadnetMam104
Ventura Coast Imaging	Mammo	GE Seno 2000	RadnetMam105
Ventura Coast Imaging	MR	GE Horizon 5X Fast Speed – 1.5T	RadnetMR522
Ventura Coast Imaging	Nuc Med	Adac Vertex+ MCD / Sparc 20	RadnetNM209
Ventura Coast Imaging	PET	GE Discovery LS AWW	RadnetPT604C
Ventura Coast Imaging	PET	GE Discovery LS PET	RadnetPT604
Ventura Coast Imaging	R&F	GE Advantx SFX/15	RadnetRF120
Ventura Coast Imaging	R&F	GE Legacy D R/F	RadnetRF121
Ventura Coast Imaging	Rad	Fischer FX 625R Generator & Flat Table	RadnetRad128
Ventura Coast Imaging	Rad	GE DXS-550, 73 Table, 80 Tube Stnd	RadnetRAD117
Ventura Coast Imaging	Steriotatic Biopsy	Lorad Steriotactic biopsy	RadnetBiop80
Ventura Coast Imaging	U/S	GE Logic 400	RadnetUS349

Ventura Coast Imaging	U/S	GE Logic 700	RadnetUS325
Ventura Coast Imaging	U/S	GE 900
Ventura Coast Imaging	U/S	GE Logic 700	RadnetUS326
Ventura Coast Imaging	U/S	GE Logic 700	RadnetUS337
Westchester	CT	GE Spiral CT – Prospeed	RadnetCT416
Westchester	Mammo	Lorad M2	RadnetMam77
Westchester	MR	Hitachi 7000 - .2T (Open MR)	RadnetMR523
Westchester	MR	Siemens Impact 1.0 T	RadnetMR524
Westchester	R&F	GE DXS 350, Montrol 15 (Rm #2)	RadnetRF123
Westchester	Rad	Adtek-325, Bucky Table (Rm #1)	Radnet RAD118

Westlake	MRI	Hitachi aris 2
Westlake	Rad	Bennet
Westlake	Mammo	2000	MAM107
Westlake	U/S	700
Westchester	U/S	GE Ultrasound	RadnetUS338
Woodward Park	CT	GE Spiral CT – Prospeed	RadnetCT417
Woodward Park	Mammo	DMR +	RadnetMam93
Woodward Park	MR	Picker Edge 1.5T (3 Yr Service Contract)	RadnetMR525
Woodward Park	R&F	GE MSI-850, RFX 90, 88 SFD, L-300	RadnetRF124
Woodward Park	Rad	Bennet HFQ-4500SE	RadnetRAD120
Woodward Park	Rad	Bennet HFQ-4500SE with mod B-180M4F	RadnetRAD119
Woodward Park	U/S	GE Logiq 700 EXPERT	RadnetUS376
Woodward Park	U/S	GE LOGIQ 700 EXPERT	RadnetUS305
Woodward Park	U/S	GE LOGIQ 700 EXPERT	RadnetUS360
Woodward Park	Bone Density	Lunar Podigy	Radnetbone11
x not installed	PET	GE Discovery LS AWW	RadnetPT606C
x not installed	PET	GE Discovery LS PET	RadnetPT605

UPDATED MSA DATA LOAD
Facility Short Name	Modality	Equipment	New System ID
x not installed	PET	GE Discovery LS PET	RadnetPT606
x Radnet Backlog	Mammo	GE DMR	RadnetMAM84
Desert Advanced – Bermuda Dunes	Rad	AMXII	RadnetRAD138
x**Radnet Warehouse**	U/S	GE Logic 700	RadnetUS342

Note at Site:
Burbank Advanced – T-Wilhire ?	U/S	GE Logiq 700 EXPERT	RadnetUS368
Oxnard Imaging ?	MR	GE Openspeed	RadnetMR548

Moves / Corrections:
Desert Advanced – Bermuda Dunes	RAD	Raythan RMS 325 HF, Bennet Table	RadnetRad161
Desert Advanced – Bermuda Dunes	Rad	AMXII	RadnetRAD138

Additions:
Desert Advanced – Palm Springs	Steriotatic Biopsy	Fisher Mammotest Plus/S
Desert Advanced – Palm Springs	Bone Density	Lunar – DPX-IQ

Removed
Medical Diagnostic Imaging	Nuc Med	GE Star Cam 4000	RadnetNM202
Stockton	Mammo	GE DMR	RadnetMam113
Medical Diagnostic Imaging	Mammo	GE 600T HF	RadnetMam54
Medical Diagnostic Imaging	Mammo	GE 600T HF	RadnetMam55

Tower Womens	U/S	GE Logiq 700 EXPERT	RadnetUS377
Tower Womens	U/S	GE Logiq 700 EXPERT	RadnetUS378
Tower Womens	U/S	GE Logiq 700 EXPERT	RadnetUS379

Northridge	U/S	GE Logic 700	RadnetUS355

US
Burbank Advanced	U/S	Logiq700 series up	RadnetUS367
Burbank Advanced from rb	U/S	GE Logic 700	RadnetUS322
Camarillo	U/S	GE Logic 700'`	RadnetUS319
Corona	U/S	Logiq 700 BT99 PRO	RadnetUS331
Corona	U/S
Desert Advanced - Palm Desert	U/S	GE Logiq 700 EXPERT	RadnetUS363
Desert Advanced - Palm Desert	U/S	GE Logiq 700 EXPERT	RadnetUS364
Desert Advanced - Palm Desert	U/S	GE Logiq 700	RadnetUS304X
Desert Advanced - Palm Springs	U/S	GE Logiq 700 EXPERT	RadnetUS390
Desert Advanced- Palm Springs	U/S	GE LOGIQ 700 EXPERT	RadnetUS304
Desert Advanced- Palm Springs	U/S	GE LOGIQ 900 BTO4
Desert Advanced- Palm Springs	U/S	GE Logiq 700 EXPERT	RadnetUS366
Desert Advanced - Palm Springs	U/S	GE Loqiq 700 EXPERT	RadnetUS371
DRI - Scripps	U/S	GE LOGIQ 9	RadnetUS328
DRI - Scripps	U/S	GE Logic 700	RadnetUS302
Fresno	U/S	ACUSON	Sequoia
Fresno	U/S	ACUSON	Sequoia
Fresno	U/S	ACUSON	128 XP
Grove Diagnostic	U/S	Acuson Aspen	RadnetUS380
Grove Diagnostic	U/S	GE Logiq 700	RadnetUS326
Grove Diagnostic	U/S	Acuson Aspen	RadnetUS381
Healthcare - Riverside	U/S	GE Logic 700	RadnetUS344
Healthcare - Riverside	U/S	GE Logic 700	RadnetUS341
Healthcare - Riverside	U/S	GE Logiq 400	RadnetUS370
Lancaster Imaging	U/S	GE Logic 700	RadnetUS348
Los Coyotes	U/S	GE Logic 700	RadnetUS366
Los Coyotes	U/S	GE Logic 700	RadnetUS362
Los Coyotes	U/S	GE Logic 700	RadnetUS350
Los Coyotes	U/S	GE Logic 700	RadnetUS351
Medical Diagnostic Imaging	U/S	GE Logiq 9	RadnetUS388
Medical Diagnostic Imaging	U/S	Logic 700	RadnetUS389
Modesto	U/S	GE Logiq 700 series up	RadnetUS369
Modesto	U/S	GE LOGIQ 700 EXPERT	RadnetUS357
Modesto	U/S	GE LOGIQ 700 EXPERT	RadnetUS358
Modesto	U/S	GE LOGIQ 700 EXPERT	RadnetUS359
Northridge Diagnostic Center	U/S	GE Logic 700	RadnetUS308
Northridge Diagnostic Center	u/s	Logiq700 series up	RadnetUS368
Northridge Diagnostic Center	U/S	GE Logic 700	RadnetUS336
Northridge Imaging-Surgery CTR	U/S	ATL HDI	RadnetUS327
Orange Imaging	U/S	GE Logic 700	RadnetUS309
Orange Imaging	U/S	GE Logic 700	RadnetUS310
Orange Imaging	U/S	GE Logic 700	RadnetUS329
Orange Imaging	U/S	GE Logic 700	RadnetUS330
Orange Imaging	U/S	GE Logic 700	RadnetUS340
Orange Advanced Imaging	U/S	Logiq 9	RadnetUS382
Orange Advanced Imaging	U/S	Logiq 9	RadnetUS383
Oxnard Imaging	U/S	GE Logic 700	RadnetUS311
Santa Clarita Imaging	U/S	GE Logic 700 Pro	RadnetUS325
Santa Clarita Imaging	U/S	GE Logic 500	RadnetUS315

US
Stockton Diag. Imaging	U/S	SSA 250 A	RadnetUS316
Stockton Diag. Imaging	U/S	Logiq 700 BT99 PRO	RadnetUS332
Stockton Diag. Imaging	U/S	Logiq 700 Series up	RadnetUS361
Temecula	U/S	GE Logiq 700	RadnetUS305
Temecula	U/S	GE Logiq 700 EXPERT	RadnetUS365
Temecula	U/S	GE Logiq 700 EXPERT	RadnetUS373
Temecula	U/S	GE Logiq 700 EXPERT	RadnetUS374
Tower Wilshire	U/S	GE Logic 900	RadnetUS384
Tower Wilshire	U/S	GE Logic 900	RadnetUS385
Tower Wilshire	U/S	GE Logic 900	RadnetUS386
Tower Wilshire	U/S	B & K OTHER	RadnetUS387
Tower Womens	U/S	GE Logiq 7	RadnetUS397
Vacaville	U/S	GE Logiq 9	RadnetUS335
Ventura Coast Imaging	U/S	GE Logiq 9	RadnetUS391
Ventura Coast Imaging	U/S	GE Logic 9	RadnetUS392
Ventura Coast Imaging	U/S	GE Logic 700	RadnetUS337
Westchester	U/S	GE Ultrasound	RadnetUS338
Woodward Park	U/S	GE LOGIO 9	RadnetUS328
Woodward Park	U/S	GE LOGIC 700	RadnetUS360

NUC MED
Location	Address	Modality	Equipment
Desert Advanced Imaging (DAI0	275 N. El Cielo, Ste B1	Nuc Med	ADAC Camera
Diagnostic Radiological Imaging (DRI)	79 Scripps Drive #100	Nuc Med	ADAC Camera
Grove Diagnostic Imaging	8283 Grove Avenue #101	Nuc Med	ADAC Camera
Healthcare Imaging Center	4334 Central Avenue	Nuc Med	ADAC Camera
Lancaster Imaging	44725 Tenth St. West #150	Nuc Med	ADAC Camera
Los Coyotes Imaging	3320 Los Coyotes Dgl, #120; X-Ray #112	Nuc Med	ADAC Camera
Medical Diagnostic Imaging (Thousand Oaks MDI)	300 Lombard Street	Nuc Med	ADAC Camera
Modesto Advanced Imaging Center	157 E. Coolidge Avenue	Nuc Med	ADAC Camera
Northridge Diagnostic Center	8227 Reseda Blvd.	Nuc Med	ADAC Camera
Orange Advanced Imaging	230 S. Main Street #101	Nuc Med	ADAC Camera
Tarzana Advanced Imaging Center	5536 Reseda Blvd.	Nuc Med	ADAC Camera
Temecula Valley Imaging Center	27699 Jefferson Avenue, Ste 110	Nuc Med	ADAC Camera
BRMG at Tower Roxsan Nuc. Med	465 N. Roxbury Drive #101	Nuc Med	ADAC Camera
Ventura Coast Imaging	4601 Telephone Road #101	Nuc Med	ADAC Camera

SCHEDULE IV-B
to
SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING PRIMADEX HEALTH SYSTEMS, INC.'S COLLATERAL

I.	Grantor's official name:	Primadex Health Systems, Inc.

II.	Type of entity:	Corporation

III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: B279752

IV.	State or Incorporation or Organization of Primadex Health Systems, Inc.: New York

V.	Chief Executive Office and principal place of business of Primadex Health Systems, Inc.:

Howard G. Berger, M.D. 1510 Cotner Ave. Los Angeles, CA 90025

VI.	Corporate Offices of Primadex Health Systems, Inc.:		1510 Cotner Ave.
Los Angeles, CA 90025

VII.	Warehouses:	None

VIII.	Other Premises at which Collateral is Stored or Located: N/A

IX.	Locations of Records Concerning Collateral:		1510 Cotner Ave.
Los Angeles, CA 90025

SCHEDULE IV-C
to
SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING BEVERLY RADIOLOGY MEDICAL GROUP, III'S COLLATERAL

I.	Grantor's official name:	Beverly Radiology Medical Group, III

II.	Type of entity:	Partnership

III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: N/A

IV.	State or Incorporation or Organization of Beverly Radiology Medical Group, III:California

V.	Chief Executive Office and principal place of business of Beverly Radiology Medical Group, III:

Howard G. Berger, M.D. 1510 Cotner Ave. Los Angeles, CA 90025

VI.	Corporate Offices of Beverly Radiology Medical Group, III:		1510 Cotner Ave.
Los Angeles, CA 90025

VII.	Warehouses:	None

VIII.	Other Premises at which Collateral is Stored or Located: N/A

IX.	Locations of Records Concerning Collateral:		N/A

SCHEDULE IV-D
to
SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING BEVERLY RADIOLOGY MEDICAL GROUP, INC.'S COLLATERAL

I.	Grantor's official name:	Beverly Radiology Medical Group, Inc.

II.	Type of entity:	Corporation

III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 19476686

IV.	State or Incorporation or Organization of Beverly Radiology Medical Group, Inc.: California

V.	Chief Executive Office and principal place of business of Beverly Radiology Medical Group, Inc.:

Howard G. Berger, M.D. 1510 Cotner Ave. Los Angeles, CA 90025

VI.	Corporate Offices of Beverly Radiology Medical Group, Inc.:		1510 Cotner Ave.
Los Angeles, CA 90025

VII.	Warehouses:	None

VIII.	Other Premises at which Collateral is Stored or Located: N/A

IX.	Locations of Records Concerning Collateral:		N/A

SCHEDULE IV-E
to
SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING BEVERLY PRONET IMAGING MEDICAL GROUP, INC.'S COLLATERAL

I.	Grantor's official name:	ProNet Imaging Medical Group, Inc.

II.	Type of entity:	Corporation

III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 2011309

IV.	State or Incorporation or Organization of ProNet Imaging Medical Group, Inc.: California

V.	Chief Executive Office and principal place of business of ProNet Imaging Medical Group, Inc.:

Howard G. Berger, M.D. 1510 Cotner Ave. Los Angeles, CA 90025

VI.	Corporate Offices of ProNet Imaging Medical Group, Inc.:		1510 Cotner Ave.
Los Angeles, CA 90025

VII.	Warehouses:	None

VIII.	Other Premises at which Collateral is Stored or Located: N/A

IX.	Locations of Records Concerning Collateral:		N/A

SCHEDULE IV-F
to
SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING RADNET SUB, INC.'S COLLATERAL

I.	Grantor's official name:	RadNet Sub, Inc.

II.	Type of entity:	Corporation

III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 1873733

IV.	State or Incorporation or Organization of RadNet Sub, Inc.: California

V.	Chief Executive Office and principal place of business of RadNet Sub, Inc.:

Howard G. Berger, M.D. 1510 Cotner Ave. Los Angeles, CA 90025

VI.	Corporate Offices of RadNet Sub, Inc.:		1510 Cotner Ave.
Los Angeles, CA 90025

VII.	Warehouses:	None

VIII.	Other Premises at which Collateral is Stored or Located:

	8750 Wilshire Blvd. Beverly Hills, CA 90211	465 N. Roxbury Dr. Beverly Hills, CA 90210	455 N. Roxbury Dr. Beverly Hills, CA 90210

IX.	Locations of Records Concerning Collateral:		1510 Cotner Ave.
Los Angeles, CA 90025

SCHEDULE IV-G
to
SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING SOCAL MR SITE MANAGEMENT, INC.'S COLLATERAL

I.	Grantor's official name:	SoCal MR Site Management, Inc.

II.	Type of entity:	Corporation

III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 2235327

IV.	State or Incorporation or Organization of SoCal MR Site Management, Inc.: California

V.	Chief Executive Office and principal place of business of SoCal MR Site Management, Inc.:

Howard G. Berger, M.D. 1510 Cotner Ave. Los Angeles, CA 90025

VI.	Corporate Offices of SoCal MR Site Management, Inc.:		1510 Cotner Ave.
Los Angeles, CA 90025

VII.	Warehouses:	None

VIII.	Other Premises at which Collateral is Stored or Located:

	5470 Jefferson Ave Chino, CA 91710	740-A East Arrow Hwy. Covina, CA 91722	18360 Burbank Blvd. Tarzana, CA 91356

IX.	Locations of Records Concerning Collateral:		1510 Cotner Ave.
Los Angeles, CA 90025

SCHEDULE IV-H
to
SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING RADNET MANAGEMENT I, INC.'S COLLATERAL

I.	Grantor's official name:	RadNet Management I, Inc.

II.	Type of entity:	Corporation

III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 2208360

IV.	State or Incorporation or Organization of RadNet Management I, Inc.: California

V.	Chief Executive Office and principal place of business of RadNet Management I, Inc.:

Howard G. Berger, M.D. 1510 Cotner Ave. Los Angeles, CA 90025

VI.	Corporate Offices of RadNet Management I, Inc.:		1510 Cotner Ave.
Los Angeles, CA 90025

VII.	Warehouses:	None

VIII.	Other Premises at which Collateral is Stored or Located:

	6121 Hollis St. Emeryville, CA 94608	490 Post St. San Francisco, CA 94102

IX.	Locations of Records Concerning Collateral:		1510 Cotner Ave.
Los Angeles, CA 90025

SCHEDULE IV-I
to
SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING RADNET MANAGEMENT II, INC.'S COLLATERAL

I.	Grantor's official name:	RadNet Management II, Inc.

II.	Type of entity:	Corporation

III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 2235327

IV.	State or Incorporation or Organization of RadNet Management II, Inc.: California

V.	Chief Executive Office and principal place of business of RadNet Management II, Inc.:

Howard G. Berger, M.D. 1510 Cotner Ave. Los Angeles, CA 90025

VI.	Corporate Offices of RadNet Mangement II, Inc.:		1510 Cotner Ave.
Los Angeles, CA 90025

VII.	Warehouses:	None

VIII.	Other Premises at which Collateral is Stored or Located:

157 E. Coolidge Ave. Modeseto, CA 95350

IX.	Locations of Records Concerning Collateral:		1510 Cotner Ave.
Los Angeles, CA 90025

SCHEDULE IV-J
to
SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING RADNET MANAGED IMAGING SERVICES, INC.'S COLLATERAL

I.	Grantor's official name:	RadNet Managed Imaging Services, Inc.

II.	Type of entity:	Corporation

III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: A467520

IV.	State or Incorporation or Organization of RadNet Managed Imaging Services, Inc.: California

V.	Chief Executive Office and principal place of business of RadNet Managed Imaging Services, Inc.:

Howard G. Berger, M.D. 1510 Cotner Ave. Los Angeles, CA 90025

VI.	Corporate Offices of RadNet Managed Imaging Services, Inc.:		1510 Cotner Ave.
Los Angeles, CA 90025

VII.	Warehouses:	None

VIII.	Other Premises at which Collateral is Stored or Located: N/A

IX.	Locations of Records Concerning Collateral:		1510 Cotner Ave.
Los Angeles, CA 90025

SCHEDULE IV-K
to
SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING DIAGNOSTIC IMAGING SERVICES, INC.'S COLLATERAL

I.	Grantor's official name:	Diagnostic Imaging Services, Inc.

II.	Type of entity:	Corporation

III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 922315071

IV.	State or Incorporation or Organization of Diagnostic Imaging Services, Inc.: Delaware

V.	Chief Executive Office and principal place of business of Diagnostic Imaging Services, Inc.:

Howard G. Berger, M.D. 1510 Cotner Ave. Los Angeles, CA 90025

VI.	Corporate Offices of Diagnostic Imaging Services, Inc.:		1510 Cotner Ave.
Los Angeles, CA 90025

VII.	Warehouses:	None

VIII.	Other Premises at which Collateral is Stored or Located:

	3901 Las Poses Rd. Camarillo, CA 93010	4334 Central Ave. Riverside, CA 92506	300 Lombard St. Thousand Oaks, CA 91360

	27699 Jefferson Ave. Temecula, CA 92590	25395 Hancock Ave. Murrieta, CA 92592	110 Jensen Ct. Thousand Oaks, CA 91360

IX.	Locations of Records Concerning Collateral:		1510 Cotner Ave.
Los Angeles, CA 90025

SCHEDULE IV-L
to
SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING RADNET MANAGED IMAGING SERVICES, INC.'S COLLATERAL

I.	Grantor's official name:	FRI, Inc.

II.	Type of entity:	Corporation

III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 2888210

IV.	State or Incorporation or Organization of FRI, Inc.: California

V.	Chief Executive Office and principal place of business of FRI, Inc.:

Howard G. Berger, M.D. 1510 Cotner Ave. Los Angeles, CA 90025

VI.	Corporate Offices of FRI, Inc.:		1510 Cotner Ave.
Los Angeles, CA 90025

VII.	Warehouses:	None

VIII.	Other Premises at which Collateral is Stored or Located: N/A

IX.	Locations of Records Concerning Collateral:		1510 Cotner Ave.
Los Angeles, CA 90025

SCHEDULE IV-M
to
SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING RADIOLOGIX, INC.'S COLLATERAL

I.	Grantor's official name:	Radiologix, Inc.

II.	Type of entity:	Corporation

III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 2614667

IV.	State or Incorporation or Organization of Radiologix, Inc. Inc.: Delaware

V.	Chief Executive Office and principal place of business of Radiologix, Inc. Inc.:

Howard G. Berger, M.D. 1510 Cotner Ave. Los Angeles, CA 90025

VI.	Corporate Offices of Radiologix, Inc. Inc.:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

VII.	Warehouses:	None

VIII.	Other Premises at which Collateral is Stored or Located: See Schedules IV-N through IV-Z

IX.	Locations of Records Concerning Collateral:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

SCHEDULE IV-M
to
SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING RADNET MANAGED IMAGING SERVICES, INC.'S COLLATERAL

I.	Grantor's official name:	Radiologix, Inc.

II.	Type of entity:	Corporation

III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 4183884

IV.	State or Incorporation or Organization of Radiologix, Inc. Inc.: Delaware

V.	Chief Executive Office and principal place of business of Radiologix, Inc. Inc.:

Howard G. Berger, M.D. 1510 Cotner Ave. Los Angeles, CA 90025

VI.	Corporate Offices of Radiologix, Inc. Inc.:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

VII.	Warehouses:	None

VIII.	Other Premises at which Collateral is Stored or Located: N/A

IX.	Locations of Records Concerning Collateral:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

SCHEDULE IV-N
to
SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING ADVANCED IMAGING PARTNERS, INC.'S COLLATERAL

I.	Grantor's official name:	Advanced Imaging Partners, Inc.

II.	Type of entity:	Corporation

III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 2798393

IV.	State or Incorporation or Organization of Advanced Imaging Partners, Inc.: Delaware

V.	Chief Executive Office and principal place of business of Advanced Imaging Partners, Inc.:

Howard G. Berger, M.D. 1510 Cotner Ave. Los Angeles, CA 90025

VI.	Corporate Offices of Advanced Imaging Partners, Inc.:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

VII.	Warehouses:	None

VIII.	Other Premises at which Collateral is Stored or Located:

	7253 Ambassador Rd. Baltimore, MD 21244	9411 Philadelphia Rd. Suite D Baltimore, MD 21237	888 Bestgate Rd. Suite 101 Annapolis, MD 21401

	8186 Lark Brown Rd. Suite 102 Elkridge, MD 21075	1600 Crain Hwy. S, Suite 301 Glen Burnie, MD 21061	4801 Dorsey Hhall Dr. Suite 101 Ellicott City, MD 21042

	104 Plumtree Rd. Suite 106 Belair, MD 21015	203 Hospital Dr. Suite 100 Glen Burnie, MD 21061	7505 Osler Dr. Suite 406 Towson, MD 21204

	4211 Blakely Ave. Suite 100 Baltimore, MD 21236	1700 Reisterstown Rd. Suite 112 Baltimore, MD 21208	515 Fairmont Ave. Suite 100 Towson, MD 21286

IX.	Locations of Records Concerning Collateral:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

SCHEDULE IV-O
to
SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING IDE IMAGING PARTNERS INC.'S COLLATERAL

I.	Grantor's official name:	Ide Imaging Partners, Inc.

II.	Type of entity:	Corporation

III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 2798398

IV.	State or Incorporation or Organization of Ide Imaging Partners, Inc.: Delaware

V.	Chief Executive Office and principal place of business of Ide Imaging Partners, Inc.:

Howard G. Berger, M.D. 1510 Cotner Ave. Los Angeles, CA 90025

VI.	Corporate Offices of Ide Imaging Partners, Inc.:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

VII.	Warehouses:	None

VIII.	Other Premises at which Collateral is Stored or Located:

	2263 S. Clinton Ave. Rochester, NY 14618	1160 Pittsford-Victor Rd. Pittsford, NY 14534	995 Senator Keating Blvd. Suite 100 Rochester, NY 14618

	360 Parrish St. Canandaigua, NY 14424	1850 East Ridge Rd. Rochester, NY 14622	10 Hagan Dr. Building A Rochester, NY 14625

1561 Long Pond Rd. Suite 113 Rochester, NY 14626

IX.	Locations of Records Concerning Collateral:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

SCHEDULE IV-P
to
SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING MID ROCKLAND IMAGING PARTNERS INC.'S COLLATERAL

I.	Grantor's official name:	Mid Rockland Imaging Partners, Inc.

II.	Type of entity:	Corporation

III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 2798400

IV.	State or Incorporation or Organization of Mid Rockland Imaging Partners, Inc.: Delaware

V.	Chief Executive Office and principal place of business of Mid Rockland Imaging Partners, Inc.:

Howard G. Berger, M.D. 1510 Cotner Ave. Los Angeles, CA 90025

VI.	Corporate Offices of Mid Rockland Imaging Partners, Inc.:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

VII.	Warehouses:	None

VIII.	Other Premises at which Collateral is Stored or Located:

	18 Squadron Blvd. NewCity, NY 10956	1234 Central Park Ave. Yonkers, NY 10704	167 Schwenk Dr. Kingston,NY 12401

	160 N. Midland Ave. Nyack, NY 10960	279 Main St. Suite 103 New Paltz, NY 12561

IX.	Locations of Records Concerning Collateral:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

SCHEDULE IV-Q
to
SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING PACIFIC IMAGING PARTNERS, INC.'S COLLATERAL

I.	Grantor's official name:	Pacific Imaging Partners, Inc.

II.	Type of entity:	Corporation

III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: C0890383

IV.	State or Incorporation or Organization of Pacific Imaging Partners, Inc.: California

V.	Chief Executive Office and principal place of business of Pacific Imaging Partners, Inc.:

Howard G. Berger, M.D. 1510 Cotner Ave. Los Angeles, CA 90025

VI.	Corporate Offices of Pacific Imaging Partners, Inc.:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

VII.	Warehouses:	None

VIII.	Other Premises at which Collateral is Stored or Located:

	2600 Park Ave. Suite 203 Concord, CA 94520	3200 Telegraph Ave. Oakland, CA 94609	5720 Stoneridge Mall Rd. Suite 290 Pleasanton, CA 94588

	490 Post St. Suite 323 San Francisco, CA 94102	2450 Washington Ave. Suite 120 San Leandro, CA 94577	2201 Walnut Ave. Suite 150 Fremont, CA 94538

114 La Casa Via Suite 100 Walnut Creek, CA 94598

IX.	Locations of Records Concerning Collateral:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

SCHEDULE IV-R
to
SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING QUESTAR IMAGING, INC.'S COLLATERAL

I.	Grantor's official name:	Questar Imaging, Inc.

II.	Type of entity:	Corporation

III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: P95000040325

IV.	State or Incorporation or Organization of Questar Imaging, Inc.: Florida

V.	Chief Executive Office and principal place of business of Questar Imaging, Inc.:

Howard G. Berger, M.D. 1510 Cotner Ave. Los Angeles, CA 90025

VI.	Corporate Offices of Questar Imaging, Inc.:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

VII.	Warehouses:	None

VIII.	Other Premises at which Collateral is Stored or Located:

2200 Ross Ave. Suite 3650 Dallas, TX 75201

IX.	Locations of Records Concerning Collateral:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

SCHEDULE IV-S
to
SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING TREASURE COAST IMAGING PARTNERS INC.'S COLLATERAL

I.	Grantor's official name:	Treasure Coast Imaging Partners, Inc.

II.	Type of entity:	Corporation

III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 2879119

IV.	State or Incorporation or Organization of Treasure Coast Imaging Partners, Inc.: Delaware

V.	Chief Executive Office and principal place of business of Treasure Coast Imaging Partners, Inc.:

Howard G. Berger, M.D. 1510 Cotner Ave. Los Angeles, CA 90025

VI.	Corporate Offices of Treasure Coast Imaging Partners, Inc.:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

VII.	Warehouses:	None

VIII.	Other Premises at which Collateral is Stored or Located:

	1825 SE Tiffany Ave. Suite 104 Port St. Lucie, FL 34952	835 E. Osceola Stuart, FL 34994	2306 Nebraska Ave. Fort Pierce, FL 34950

IX.	Locations of Records Concerning Collateral:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

SCHEDULE IV-T
to
SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING COMMUNITY IMAGING PARTNERS INC.'S COLLATERAL

I.	Grantor's official name:	Community Imaging Partners, Inc.

II.	Type of entity:	Corporation

III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 2842537

IV.	State or Incorporation or Organization of Community Imaging Partners, Inc.: Delaware

V.	Chief Executive Office and principal place of business of Community Imaging Partners, Inc.:

Howard G. Berger, M.D. 1510 Cotner Ave. Los Angeles, CA 90025

VI.	Corporate Offices of Community Imaging Partners, Inc.:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

VII.	Warehouses:	None

VIII.	Other Premises at which Collateral is Stored or Located:

	4110 Aspen Hill Rd. Suite 200 Rockville, MD 20853	10215 Fernwood Rd. Suite 620 Bethesda, MD 20817	14999 Health Center Dr. Sutie 102 Bowie, MD 20716

	9131 Piscataway Rd. Suite 370 Clinton, MD 20735	67 Thomas Johnson Dr. Suite 4 Frederick, MD 21702	20528 Boland Farm Rd. Suite 110 Germantown, MD 2087

	7501 Greenway Center Dr. Suite 200 Greenbelt, MD 20770	3801 International Dr. Suite 103 Silver Spring, MD 20906	18111 Prince Philip Dr. Suite T-20 Olney, MD 20832

11120 New Hampshire Ave. Suite 105 Silver Spring, MD 20904

IX.	Locations of Records Concerning Collateral:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

SCHEDULE IV-U
to
SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING RADIOLOGY AND NUCLEAR MEDICINE IMAGING PARTNERS INC.'S COLLATERAL

I.	Grantor's official name:	Radiology and Nuclear Medicine Imaging Partners, Inc.

II.	Type of entity:	Corporation

III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 2798402

IV.	State or Incorporation or Organization of Radiology and Nuclear Medicine Imaging Partners, Inc.: Delaware

V.	Chief Executive Office and principal place of business of Radiology and Nuclear Medicine Imaging Partners, Inc.:

Howard G. Berger, M.D. 1510 Cotner Ave. Los Angeles, CA 90025

VI.	Corporate Offices of Radiology and Nuclear Medicine Imaging Partners, Inc.:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

VII.	Warehouses:	None

VIII.	Other Premises at which Collateral is Stored or Located:

1 Medical Park West 823 Mulvane St. Topeka, KS 66606

IX.	Locations of Records Concerning Collateral:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

SCHEDULE IV-V
to
SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING VALLEY IMAGING PARTNERS, INC.'S COLLATERAL

I.	Grantor's official name:	Valley Imaging Partners, Inc.

II.	Type of entity:	Corporation

III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: C0581621

IV.	State or Incorporation or Organization of Valley Imaging Partners, Inc.: California

V.	Chief Executive Office and principal place of business of Valley Imaging Partners, Inc.:

Howard G. Berger, M.D. 1510 Cotner Ave. Los Angeles, CA 90025

VI.	Corporate Offices of Valley Imaging Partners, Inc.:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

VII.	Warehouses:	None

VIII.	Other Premises at which Collateral is Stored or Located:

	3031 Tisch Way, Plaza South Suite 400 San Jose, CA 95128	2281 Paragon Dr. San Jose, CA 95131	801 Brewster Ave. Suite 100 Redwood City, CA 94063

	123 DiSalvo Ave. Suite A San Jose, CA 95128	2581 Samaritan Dr. Suite 100 San Jose, CA 95124	340 Dardanelli Ln. Suite 11A Los Gatos, CA 95030

	815 Pollard Rd. Los Gatos, CA 95030	285 South Dr. Suite 5 Mountain View, CA 94040	35 Baywood Ave. San Mateo, CA 94402

	2385 Montpelier Dr. San Jose, CA 95116	500 Arguello St. Suite 100 Redwood City, CA 94063	2585 Samaritan Dr. Suite 004 San Jose, CA 95128

IX.	Locations of Records Concerning Collateral:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

SCHEDULE IV-W
to
SECURITY AGREEMENT
SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING QUESTAR DULUTH, INC.'S COLLATERAL

I.	Grantor's official name:	Questar Duluth, Inc.

II.	Type of entity:	Corporation

III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: P98000103896

IV.	State or Incorporation or Organization of Questar Duluth, Inc.: Florida

V.	Chief Executive Office and principal place of business of Questar Duluth, Inc.:

Howard G. Berger, M.D. 1510 Cotner Ave. Los Angeles, CA 90025

VI.	Corporate Offices of Questar Duluth, Inc.:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

VII.	Warehouses:	None

VIII.	Other Premises at which Collateral is Stored or Located:

1527 London Rd. Duluth, MN 55812

IX.	Locations of Records Concerning Collateral:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

SCHEDULE IV-X
to
SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING QUESTAR LOS ALAMITOS, INC.'S COLLATERAL

I.	Grantor's official name:	Questar Los Alamitos, Inc.

II.	Type of entity:	Corporation

III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: P99000048173

IV.	State or Incorporation or Organization of Questar Los Alamitos, Inc.: Florida

V.	Chief Executive Office and principal place of business of Questar Los Alamitos, Inc.:

Howard G. Berger, M.D. 1510 Cotner Ave. Los Angeles, CA 90025

VI.	Corporate Offices of Questar Los Alamitos, Inc.:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

VII.	Warehouses:	None

VIII.	Other Premises at which Collateral is Stored or Located:

4281 Katella Ave. Suite 103 Los Alamitos, CA 90720

IX.	Locations of Records Concerning Collateral:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

SCHEDULE IV-Y
to
SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING QUESTAR VICTORVILLE, INC.'S COLLATERAL

I.	Grantor's official name:	Questar Victorville, Inc.

II.	Type of entity:	Corporation

III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: P99000048180

IV.	State or Incorporation or Organization of Questar Victorville, Inc.: Florida

V.	Chief Executive Office and principal place of business of Questar Victorville, Inc.:

Howard G. Berger, M.D. 1510 Cotner Ave. Los Angeles, CA 90025

VI.	Corporate Offices of Questar Victorville, Inc.:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

VII.	Warehouses:	None

VIII.	Other Premises at which Collateral is Stored or Located:

12276 Hesperia Rd. Suite 6 Victorville, CA 92392

IX.	Locations of Records Concerning Collateral:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

SCHEDULE IV-Z
to
SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING ROCKY MOUNTAIN OPENSCAN MRI LLC'S COLLATERAL

I.	Grantor's official name:	Rocky Mountain OpenScan MRI LLC

II.	Type of entity:	Limited Liability Company

III.	Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 19961086927

IV.	State or Incorporation or Organization of Rocky Mountain OpenScan MRI LLC: Colorado

V.	Chief Executive Office and principal place of business of Rocky Mountain OpenScan MRI LLC:

Howard G. Berger, M.D. 1510 Cotner Ave. Los Angeles, CA 90025

VI.	Corporate Offices of Rocky Mountain OpenScan MRI LLC:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

VII.	Warehouses:	None

VIII.	Other Premises at which Collateral is Stored or Located:

	14062 Denver West Pkwy. Suite 180, Building 52 Golden, CO 80401	6950 E. Belleview Ave. Suite 100 Greenwood Village, CO 80111

IX.	Locations of Records Concerning Collateral:		1510 Cotner Ave.
Los Angeles, CA 90025
and
3600 JP Morgan Chase Tower
2200 Ross Ave.
Dallas, TX 75201

SCHEDULE V
to
SECURITY AGREEMENT

PATENTS, TRADEMARKS AND COPYRIGHTS

Trademark for "RADNET" issued October 22, 2002 and bearing No. 2,639,209 held by Primedex Health Systems, Inc.

Trademark for "SONOWAVE" bearing Application No. 76/615,128 held by Radnet Management, Inc.

Servicemark for "HEALING WITH SOUND" bearing Application No. 76/615,575 held by Radnet Management, Inc.

Servicemark for "RADIOLOGIX" issued June 12, 2001 and bearing No. 2,459,195 held by Radiologix, Inc.

SCHEDULE VI
to
SECURITY AGREEMENT

Name of Grantor	Motor Vehicle Make/Model	Model Year	VIN
Advanced Imaging Partners, Inc.	Ford E250	2003	1FTNF20L03ED49614
Advanced Imaging Partners, Inc.	Dodge Sprinter	2004	WD2PD644445686912
Advanced Imaging Partners, Inc.	Dodge Sprinter	2004	WD2PD644545662490
Ide Imaging Partners, Inc.	Dodge Caravan	2000	2B4GP25R1YR542624
Ide Imaging Partners, Inc.	Dodge Caravan	2003	1D4GP25343B1224697
Ide Imaging Partners, Inc.	Chrysler Town & Country	2005	lC4GP45R55B134135
Radiology and Nuclear Medicine Imaging Partners, Inc.	Toyota Camry	2001	4T1BG22K91U082041
Radiology and Nuclear Medicine Imaging Partners, Inc.	Honda Civic	2001	1HGES267XIL067609
Radiology and Nuclear Medicine Imaging Partners, Inc.	Nissan 4x4 Pickup	1996	1N6SD11SXTC379060
Radiology and Nuclear Medicine Imaging Partners, Inc.	Nissan 4x4 Pickup	1997	1N6SD11Y8VC360062